UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐         Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting material Pursuant to §240.14a-12

Masimo Corporation

(Name of Registrant as Specified In Its Charter)

POLITAN CAPITAL MANAGEMENT LP
POLITAN CAPITAL MANAGEMENT GP LLC
POLITAN CAPITAL PARTNERS GP LLC
POLITAN CAPITAL NY LLC
POLITAN INTERMEDIATE LTD.
POLITAN CAPITAL PARTNERS MASTER FUND LP
POLITAN CAPITAL PARTNERS LP
POLITAN CAPITAL OFFSHORE PARTNERS LP
QUENTIN KOFFEY
MATTHEW HALL
AARON KAPITO
WILLIAM JELLISON

DARLENE SOLOMON

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Supplemental Proxy Materials

The disclosures in this filing are intended to supplement the disclosures that Politan Capital Management LP, a Delaware limited partnership (“Politan”), together with the other participants in the solicitation, previously made with respect to Masimo Corporation, a Delaware corporation (the “Company”) in its definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on June 21, 2024 (the “Proxy Statement”) and certain definitive additional materials (together with the Proxy Statement, the “Solicitation Materials”). These disclosures should be read in conjunction with the Solicitation Materials and the other filings Politan has submitted to the SEC with respect to the Company. To the extent that the information set forth herein differs from or updates information contained in the Solicitation Materials, the information set forth herein shall supersede or supplement the information in the Solicitation Materials. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

On July 15, 2024, the Company filed a complaint (the “Complaint”) in the United States District Court for the Central District of California against Politan, Politan Capital Management GP LLC, Politan Capital Partners GP LLC, Politan Capital NY LLC Politan Intermediate Ltd., Politan Capital Partners Master Fund LP, Politan Capital Partners LP, Politan Capital Offshore Partners LP, Quentin Koffey, Michelle Brennan, Matthew Hall, Aaron Kapito, William Jellison, and Darlene Solomon (collectively, the “Politan Defendants”). The Complaint seeks, among other relief, a declaration that the nomination notice for Mr. Jellison and Dr. Solomon did not comply with the Company’s Fifth Amended and Restated Bylaws, an injunction preventing Politan from voting any proxies it received by means of issuing misleading proxy statements, and an order invalidating any such proxies.

Politan denies all allegations in the Complaint. In particular, Politan has never had any contact with the law firm representing the plaintiff in the derivative action against Masimo’s Board described below. Politan has no idea what the genesis of this false and defamatory accusation is. Politan views this allegation as a continuation of a pattern of Masimo making unsubstantiated and conspiratorial claims about Mr. Koffey and Politan. Politan is confident that these frivolous claims will be successfully defeated.

Politan believes that the Complaint is completely without merit and is nothing more than an eleventh-hour attempt to interfere with stockholder voting rights. Much of the purported conduct in the Complaint is alleged to have taken place months ago, and it is more than conspicuous that the Company decided to file the Complaint shortly after Institutional Shareholder Services and Glass, Lewis & Co. recommended that shareholders vote for Mr. Jellison and Dr. Solomon.

Nevertheless, to moot unmeritorious disclosure claims, to avoid nuisance, potential expense, and delay, and to provide additional information to shareholders of the Company, Politan has determined to voluntarily supplement the Proxy Statement by providing a copy of the Complaint to all shareholders and describing its allegations below. The Complaint is attached hereto as Exhibit A and Politan refers shareholders to the Complaint for a complete recitation of its contents. Nothing in this supplement to the Proxy Statement shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Politan specifically denies all allegations in the Complaint, including, without limitation, that any additional disclosure was or is required.

In the Complaint, Masimo alleges four causes of action. First, the Complaint alleges that the Politan Defendants violated Section 14(a) of the Exchange Act (15 U.S.C. § 78n) and SEC Rules 14a-9 (17 C.F.R. § 240.14a-9), 14a-12 (17 C.F.R. § 240.14a-12), and 14a-101 (17 C.F.R. § 240.14a-101)) by filing false and misleading proxy materials or permitting their names to be used in connection with false and misleading proxy materials. The proxy materials are allegedly false and misleading because they allegedly contain false and misleading statements about and omit details regarding: (i) Mr. Koffey’s alleged “secret relationship” with Wolf Haldenstein Adler Freeman & Herz LLP (“Wolf Haldenstein”), a law firm that represents the plaintiffs in a derivative action against Masimo’s Board, and that he is “conspiring” with the firm against the Company’s interests; (ii) Mr. Koffey’s proposed terms for a potential spinoff transaction and Mr. Koffey and Ms. Brennan’s alleged manipulation of the Special Committee; (iii) a potential joint venture transaction and Mr. Koffey’s objections to it; (iv) Mr. Kiani’s purported entitlement to 2.7 million restricted stock units if the Mr. Jellison and Dr. Solomon are elected to the Board; (v) the onboarding process for Mr. Koffey and Ms. Brennan, the information provided to them, and their refusal to sign certain financial reports; and (vi) the Board’s oversight of the whole-company sale process.

Second, the Complaint alleges that Mr. Koffey and Ms. Brennan breached their fiduciary duty of loyalty as members of the Board through the above-mentioned disclosure violation, as well as (i) Mr. Koffey’s alleged “secret relationship” with Wolf Haldenstein, (ii) Mr. Koffey’s purportedly “sabotaging” a spin-off deal, (iii) Mr. Koffey refusing to consider or support a potential joint venture until after the 2024 Annual Meeting, and (iv) Mr. Koffey and Ms. Brennan allegedly disregarding their responsibility to fulfill their duties as directors, including by refusing to sign certain financial statements. The Complaint also alleges that Mr. Koffey and Ms. Brennan breached their fiduciary duty of care based on the conduct described in (i) through (iv) in this paragraph.

Finally, the Company asserts a breach of contract claim against certain of the Politan Defendants alleging that the nomination notice for Mr. Jellison and Dr. Solomon did not comply with the Company’s Bylaws because it failed to disclose that Mr. Koffey allegedly had been “secretly collaborating” with Wolf Haldenstein against Masimo’s Board. Based on that alleged failure to disclose, Masimo contends that, under the Bylaws, the Chairperson of the 2024 Annual Meeting has the authority to declare that the nomination notice shall not be presented at the 2024 Annual Meeting and shall be disregarded. Mr. Kiani is the Chairperson who has this purported authority.

Politan denies all allegations in the Complaint, including, without limitation, the false and defamatory allegation that Mr. Koffey is in any way involved with Wolf Haldenstein, and intends to defend against them vigorously.

Exhibit A: Complaint

ATTOR NEY S AT LA W ORANGE COUN TY VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 LATHAM & WATKINS LLP Michele D. Johnson (Bar No. 198298) Jordan D. Cook (Bar No. 293394) 650 Town Center Drive, 20th Floor Costa Mesa, CA 92626-1925 T: (714) 540-1235 / F: (714) 755-8290 michele.johnson@lw.com jordan.cook@lw.com Colleen C. Smith (Bar No. 231216) 12670 High Bluff Drive San Diego, California 92130 T: (858) 523-5400 / F: (858) 523-5450 colleen.smith@lw.com Attorneys for Plaintiff Masimo Corporation UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA MASIMO CORPORATION, Plaintiff, v. POLITAN CAPITAL MANAGEMENT LP, POLITAN CAPITAL MANAGEMENT GP LLC, POLITAN CAPITAL PARTNERS GP LLC, POLITAN CAPITAL NY LLC, POLITAN INTERMEDIATE LTD., POLITAN CAPITAL PARTNERS MASTER FUND LP, POLITAN CAPITAL PARTNERS LP, POLITAN CAPITAL OFFSHORE PARTNERS LP, QUENTIN KOFFEY, MICHELLE BRENNAN, MATTHEW HALL, AARON KAPITO, WILLIAM JELLISON, DARLENE SOLOMON, Defendant(s). CASE NO. 8:24-CV-1568 VERIFIED COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS, BREACHES OF FIDUCIARY DUTY, AND BREACH OF CONTRACT DEMAND FOR JURY TRIAL Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 1 of 74 Page ID #:1

ATTOR NEY S AT LA W ORANGE COUN TY i VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 TABLE OF CONTENTS Page I. NATURE OF THE CASE ................................................................... 1 II. THE PARTIES ..................................................................................... 8 III. JURISDICTION AND VENUE ........................................................ 10 IV. FACTUAL BACKGROUND ............................................................ 11 A. Under Joe Kiani’s Leadership, Masimo Stockholders Have Benefitted From Its Legacy of Innovation and Historically Strong Financial Performance........................................ 11 B. Masimo’s Other Independent Directors—Craig Reynolds and Robert Chapek—Are Highly Qualified and Committed to Delivering Long-Term Value for Stockholders ....................................................................................... 12 C. Koffey and Politan Launched a “War” on Masimo and Mr. Kiani With the Ultimate Goal of Taking Control of the Company ...................................................................................... 14 D. Once Elected, The Politan Directors Refuse to Fulfill Their Duties as Directors in Order to Lay the Groundwork for a Second Proxy Contest for Control of the Company ...................................................................................... 17 E. Koffey Sabotages the Spin-Off Deal He Himself Proposed ............................................................................................. 21 F. Koffey Sabotages a Potentially Value-Maximizing Joint Venture and Furnishes the Invalid Nomination Notice ..................... 25 G. Koffey Betrays His Fiduciary Duties to Serve Masimo and Its Stockholders by Secretly Collaborating With Lawyers Who Are Pursing Litigation Against the Board .................. 28 H. Politan Files Its Incomplete Nomination Notice and False and Misleading Proxy Materials ........................................................ 29 V. FALSE AND MISLEADING STATEMENTS ................................. 30 A. False and Misleading Statements and Omissions Regarding the Politan Directors’ Commitment to Acting in the Best Interests of Stockholders and Maximizing Stockholder Value .............................................................................. 32 B. False and Misleading Statements and Omissions Regarding Koffey’s Proposed Terms for a Potential Spin-Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 2 of 74 Page ID #:2

ATTOR NEY S AT LA W ORANGE COUN TY ii VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Off Transaction and the Politan Directors’ Manipulation of the Special Committee ................................................................... 36 C. False and Misleading Statements and Omissions Regarding a Potential Joint Venture and Koffey’s Objections to It ................................................................................... 40 D. False and Misleading Statements and Omissions Regarding Kiani’s Employment Agreement...................................... 45 E. False and Misleading Statements and Omissions Regarding the Comprehensive Information Provided to the Politan Directors .......................................................................... 47 F. False and Misleading Statements and Omissions Regarding the Board’s Oversight of a Potential Whole-Company Sale Process ....................................................................... 55 VI. POLITAN’S NOMINATION NOTICE IS INVALID ...................... 58 VII. IRREPARABLE HARM AND INADEQUATE REMEDIES AT LAW ....................................................................... 59 VIII. DEFENDANTS’ ACTIONS DEPRESS STOCK AND WASTE RESOURCES ...................................................................... 60 IX. COUNT ONE ..................................................................................... 61 X. COUNT TWO .................................................................................... 63 XI. COUNT THREE ................................................................................ 66 XII. COUNT FOUR .................................................................................. 67 XIII. PRAYER FOR RELIEF .................................................................... 69 XIV. JURY DEMAND ............................................................................... 70 Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 3 of 74 Page ID #:3

ATTOR NEY S AT LA W ORANGE COUN TY 1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Plaintiff Masimo Corporation (“Masimo” or the “Company”) brings this complaint against Defendants Politan Capital Management LP (“Politan”), Politan Capital Management GP LLC, Politan Capital Partners GP LLC, Politan Capital NY LLC, Politan Intermediate Ltd., Politan Capital Partners Master Fund LP, Politan Capital Partners LP, Politan Capital Offshore Partners LP (collectively, the “Politan Funds”), William Jellison and Darlene Solomon (the “Nominee Defendants”), Quentin Koffey and Michelle Brennan (the “Politan Directors”), Matthew Hall, and Aaron Kapito (together, “Defendants”). I. NATURE OF THE CASE 1. This case arises out of a battle for control of Southern California-based, multi-billion-dollar health technology company Masimo. On one side is Masimo and its management, led by the Company’s inspirational founder, Chairman, and CEO, Joe Kiani. On the other side is Politan, a New York hedge fund led by Quentin Koffey, its avaricious founder and activist investor, who has been “waging war” for the last two years against Masimo in an attempt to improperly gain control of the Company through lies and deceit. 2. Koffey is desperate to take control of Masimo at any cost, for personal gain and to the ultimate detriment of the Company and long-term stockholder value—using lies, misrepresentations, mischaracterizations, and deceit, as well as misusing confidential Company information he gained from inside the Masimo boardroom itself. And it appears to be working. Voting has already begun and in just the past few days, both Glass Lewis and ISS, two proxy advisory firms, have advised Masimo stockholders to vote their proxies for the Nominee Defendants, citing Defendants’ lies as the truth. 3. Mr. Kiani founded Masimo in his Orange County garage in 1989. Since then, Masimo has grown into a leading health technology and consumer electronics company that employs nearly 8,000 people in California and around the world and generates $2 billion in revenues per year. Masimo manufactures life-Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 4 of 74 Page ID #:4

ATTOR NEY S AT LA W ORANGE COUN TY 2 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 saving patient monitoring devices and technologies, including non-invasive sensors, patient management tools, and telehealth platforms. It is most famous for its revolutionary, life-saving pulse oximetry monitoring technology. Since going public in 2007, Masimo has year after year delivered an average annual revenue growth rate of 12%, which is more than double the market growth rate. 4. In 2022, Koffey set his sights on Masimo. Koffey believed Masimo’s stock price was temporarily depressed following its announcement that it planned to acquire a consumer electronics company. Politan surreptitiously acquired a stake of over 8%. Koffey then demanded representation on Masimo’s Board of Directors (the “Board”). 5. Masimo was rightfully concerned about acquiescing to Koffey’s demands for these Board seats, given that Koffey (i) refused to disclose his intentions and backers and (ii) has a demonstrated record of value destruction at the companies he targets. Koffey and Politan have launched successful proxy contests against Centene Corporation and Azenta Life Sciences, both of which have underperformed the S&P 500 since Koffey came onto the scene. When Masimo refused to gift Board seats to Koffey, he vowed to “wage war” on Masimo and Mr. Kiani. 6. In 2023, Politan nominated Koffey and Defendant Michelle Brennan to serve on Masimo’s Board. Masimo’s Board then had six directors, serving three-year terms. Only two directors were up for reelection that year. Koffey represented both publicly to Masimo’s stockholders and privately to Masimo that he had no intention of trying to take control of Masimo and claimed that he wanted to work with Mr. Kiani. Indeed, pushing out Mr. Kiani, the driving force behind Masimo’s success since its inception, would have been catastrophic. 7. Koffey and Brennan stood for election based on these and other falsehoods, and under the auspices of minority voice in the boardroom were elected. In this way, Koffey and Politan took control of two out of Masimo’s six Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 5 of 74 Page ID #:5

ATTOR NEY S AT LA W ORANGE COUN TY 3 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 board seats. And while Koffey represented to Masimo and its stockholders that he would stop there, he did not. 8. Mr. Kiani and the other members of the Board took Koffey at his word that he would work in the best interests of Masimo and its stockholders, and not for his own personal interests. So Mr. Kiani, the other directors, and the Masimo management team welcomed Koffey and Brennan to the Board. They provided Koffey and Brennan with extensive information through a weeks’-long onboarding process. 9. Little did Mr. Kiani and the others know, Koffey and Brennan had no intention of fulfilling their duties as directors. Despite the Masimo management team’s efforts to bring the new directors up to speed and engage them in Board discussions and decisions, it quickly became clear that they had no intention of working toward maximizing value for stockholders or participating meaningfully in corporate governance at all. 10. Since being elected, neither Koffey nor Brennan has ever proposed a single concrete step (let alone a plan) to maximize long-term stockholder value. Instead, Koffey and Brennan embarked on a value-wrecking campaign to take over Masimo in 2024 without paying a control premium to all of Masimo’s stockholders. Accordingly, they purposefully buried their heads in the sand, refused to educate themselves on Masimo’s financial information, refused to engage with Masimo’s outside auditors, refused to approve and sign Masimo’s periodic filings with the Securities and Exchange Commission (“SEC”), and falsely claimed that they had not been provided with important financial information—all in an effort to undermine the Company’s credibility with investors and at the risk of jeopardizing timely SEC filings which (if successful) would have led to a stock price drop and a significant loss of stockholder value. 11. That was not enough. In a private meeting, Mr. Kiani proposed to Koffey spinning off Masimo’s consumer products business (the “Consumer Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 6 of 74 Page ID #:6

ATTOR NEY S AT LA W ORANGE COUN TY 4 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Products Business”). Koffey initially supported the idea and sent Mr. Kiani a term sheet for the proposed deal. In February 2024, the Board set up an independent committee to oversee the proposed spin-off—which Koffey would chair. Koffey proceeded to undermine the spin-off process by intentionally withholding information from other committee members and demanding new terms that made the spin-off untenable. Koffey successfully tanked the deal and has blamed Mr. Kiani for the entire process, based on falsehoods. 12. While the spin-off process was dying thanks to Koffey’s efforts, Masimo’s management received an offer from a third-party (the “Potential Joint Venture Partner”) to buy the majority of the consumer business (the “Potential Joint Venture”). Together, Masimo’s management and non-Politan Board members decided to move forward with plans to separate the consumer business from Masimo’s legacy healthcare business. Masimo announced this plan to the market on Friday, March 22, 2024, and the stock price spiked 14% in after-hours trading on the news. This stock price increase ran counter to Koffey’s efforts to gain control of Masimo. The separation proposal was highly favorable for both Masimo and its stockholders. It would have given Masimo the ability to sell 70- 85% of its Consumer Product Business at an attractive price, while paying down debt and providing stockholders with some residual ownership in the consumer business. But a successful joint venture would undermine Koffey’s efforts to take control of the Company, so he refused to support the Potential Joint Venture and demanded to delay any decision on the Potential Joint Venture until after the annual stockholder meeting and election. Koffey once again sabotaged Masimo’s share price gains by announcing—on the very next business day—that he would nominate two so-called “independent” candidates for Masimo’s Board and disparaging Mr. Kiani and the rest of the Board. Koffey also claimed—without basis—that any separation of its Consumer Products Business done by Masimo’s Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 7 of 74 Page ID #:7

ATTOR NEY S AT LA W ORANGE COUN TY 5 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 management and the non-Politan Board members would be fraught with self-dealings and would damage Masimo. 13. Now, Koffey and Politan look to complete their overthrow attempt by launching their second proxy contest in as many years, this time seeking full control over Masimo, without regard to the harm to stockholders. Koffey has gone so far as to secretly collaborate with plaintiffs’ lawyers that have brought and are currently pursuing litigation against Masimo’s Board—all the while with full inside knowledge of Masimo’s confidential information given Koffey’s position on the Board — thereby jeopardizing Masimo’s position in this and related litigation in a blatant breach of his fiduciary obligations to Masimo and its stockholders. 14. If successful, Koffey will have realized his goal of taking control of Masimo: his hedge fund will have appointed four of the six directors, and Koffey will thus be able to direct Masimo as he pleases without the payment of a control premium to the stockholders. Politan’s claims that it did not seek to control Masimo have been exposed as lies. If Koffey succeeds in taking control based on these and the many other lies outlined herein, he will be empowered to dismantle Masimo in any form or fashion he wishes. 15. Defendants’ lies and half-truths violate Section 14(a) and Rule 14a-9 of the Securities Exchange Act of 1934. The Politan Proxy Materials, as defined infra at Section IV.H, contain a litany of actionable false and misleading statements and omissions including with respect to: Concealing Koffey’s secret relationship with plaintiffs’ counsel in an action proceeding against Masimo’s Board; Misrepresenting the proposed spin-off of the Consumer Products Business and the special committee overseeing that potential transaction; Misrepresenting the Potential Joint Venture, including false claims that the Potential Joint Venture would personally benefit Mr. Kiani; Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 8 of 74 Page ID #:8

ATTOR NEY S AT LA W ORANGE COUN TY 6 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Falsely claiming that Masimo will not owe Mr. Kiani 2.7 million restricted stock units (“RSUs”) under the operative change-in-control provisions if Mr. Kiani is not reelected to the Board; Mischaracterizing the information Masimo and its management provided the Politan Directors during their tenure on the Board, including how that information relates to the Politan Directors’ refusal to approve and sign any of Masimo’s quarterly or annual reports since joining the Board; and Misstating the Board’s grant of authority to management in connection with a potential sale of the Company. 16. Defendants’ actions violate Article I of Masimo’s Fifth Amended and Restated Bylaws, dated as of February 5, 2023 (the “Bylaws”), which requires that nominees make all disclosures required by Section 14(a). 17. Koffey and Brennan have violated their fiduciary duties, including their duty of loyalty and care by, among other things: Aiding plaintiffs’ counsel in litigation against Masimo’s Board; Consciously disregarding and refusing to perform their duties as directors; Issuing false and misleading proxy materials; Sabotaging the very spin-off deal Koffey proposed for Masimo’s Consumer Products Business; Interfering with the potentially value-maximizing joint venture by refusing to consider or support the Potential Joint Venture until after the annual meeting, presumably to prevent Masimo from negotiating a favorable deal that might harm the Politan election changes; and Using Masimo’s confidential information they learned as Board members to serve their own personal interests in the proxy contest. Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 9 of 74 Page ID #:9

ATTOR NEY S AT LA W ORANGE COUN TY 7 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 18. Masimo now has no choice but to seek the Court’s intervention to set the record straight and prevent irreparable harm to the Company and its stockholders. Without immediate intervention, Koffey will take control of Masimo through lies and deceit, only to destroy the value that Mr. Kiani and others have spent decades building for the benefit of all stockholders. 19. Plaintiff seeks the following relief: (1) an order declaring that the Politan Proxy Materials on Schedule 14A and all amendments violate Section 14(a) of the Securities Exchange Act, and Rules 14a-9, 14a-12, and 14a-101; (2) an order declaring the Nomination Notice (defined below) does not comply with Masimo’s Bylaws; (3) an order enjoining Defendants from voting any proxies received by means of the misleading Politan Proxy Materials; (4) an order invalidating any proxies Defendants or other persons acting in concert with them obtained pursuant to the misleading Politan Proxy Materials; and (5) an order requiring Defendants to correct their material misstatements and omissions, and to furnish accurate disclosures required by law before the annual stockholder meeting. 20. Masimo further seeks relief against Koffey and Brennan for violating their fiduciary duties under Delaware law. When they were elected to Masimo’s Board, Koffey and Brennan assumed a fiduciary duty to serve Masimo and all of Masimo’s stockholders — not just Politan. Instead, they have cast aside their fiduciary obligation in their single-minded pursuit of control of Masimo. Koffey’s sole focus over the past year at Masimo has been to position himself better for this year’s proxy fight, by which he hopes to take control of the Company. And the effect of his takeover campaign will not only be to harm the Company by removing its founder and CEO — an outcome that even Koffey realizes would be catastrophic — but to deliver control into the hands of a New York hedge fund without the payment of a control premium to all of Masimo’s stockholders. Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 10 of 74 Page ID #:10

ATTOR NEY S AT LA W ORANGE COUN TY 8 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 21. The immediate relief that Masimo seeks is the most limited available under the circumstances: corrections to Politan’s false and misleading proxy materials so that stockholders can cast an informed vote. II. THE PARTIES 22. Plaintiff Masimo is a publicly traded Delaware corporation. It is headquartered at 52 Discovery, Irvine, California 92618. 23. Defendant Politan is a Delaware limited partnership formed in 2021 with its principal place of business at 106 West 56th Street, 10th Floor, New York, New York 10019. Politan serves as an investment advisor to certain affiliated funds, including Politan Capital Offshore Partners LP, Politan Capital Partners LP, and Politan Capital Partners Master Fund LP. Koffey is the Managing Partner and Chief Information Officer of Politan. 24. Defendant Politan Capital Management GP LLC is a Delaware limited liability company with its principal place of business at 106 West 56th Street, 10th Floor, New York, New York 10019. The principal business of Politan Capital Management GP LLC is to serve as the general partner of certain affiliated funds including the Politan Funds. 25. Defendant Politan Capital Partners GP LLC is a Delaware limited liability company with its principal place of business at 106 West 56th Street, 10th Floor, New York, New York 10019. 26. Defendant Politan Capital NY LLC is a New York limited liability company and is the “record stockholder” that holds shares in Masimo. Politan Capital NY LLC’s principal business is to invest in securities and serve as record holder of shares of companies in which the Politan Funds invest. Politan Capital NY LLC’s principal place of business is at 106 West 56th Street, 10th Floor, New York, New York 10019. 27. Defendant Politan Intermediate Ltd. is an exempted company organized under the laws of the Cayman Islands with its principal place of business Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 11 of 74 Page ID #:11

ATTOR NEY S AT LA W ORANGE COUN TY 9 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 at 106 West 56th Street, 10th Floor, New York, New York 10019. The principal business of Politan Intermediate Ltd. is to invest in securities. 28. Defendant Politan Capital Partners Master Fund LP is an exempted limited partnership organized under the laws of the Cayman Islands with its principal place of business at 106 West 56th Street, 10th Floor, New York, New York 10019. The principal business of Politan Capital Partners Master Fund LP is to invest in securities. 29. Defendant Politan Capital Partners LP is a Delaware limited partnership with its principal place of business at 106 West 56th Street, 10th Floor, New York, New York 10019. The principal business of Politan Capital Partners LP is to invest in securities. 30. Defendant Politan Capital Offshore Partners LP is an exempted company organized under the laws of the Cayman Islands with its principal place of business at 106 West 56th Street, 10th Floor, New York, New York 10019. The principal business of Politan Capital Offshore Partners LP is to invest in securities. 31. Defendant Matthew Hall is a Politan investment analyst. His principal business address is 106 West 56th Street, 10th Floor, New York, New York 10019. 32. Defendant Aaron Kapito is a Politan investment analyst. His principal business address is 106 West 56th Street, 10th Floor, New York, New York 10019. 33. Defendant Quentin Koffey is the Managing Partner and Chief Investment Officer of Politan and the Managing Member of Politan Capital Management GP and Politan Capital Partners GP. His principal business address is 106 West 56th Street, 10th Floor, New York, New York 10019. Koffey is a member of Masimo’s Board and was appointed in June 2023. Koffey is a member of the Audit Committee. Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 12 of 74 Page ID #:12

ATTOR NEY S AT LA W ORANGE COUN TY 10 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 34. Defendant Michelle Brennan resides in Spearfish, South Dakota. Brennan was a Politan nominee to Masimo’s Board and was appointed in June 2023. 35. Politan holds approximately 8.9% of the outstanding shares of Masimo’s Common Stock, based on 53,085,556 shares of Common Stock outstanding as of March 30, 2024, as reported in the Company’s Q1 2024 10-Q. 36. Defendant William Jellison is a Politan nominee to the Masimo Board. His principal business address is 9946 W. Gull Lake Drive, Richland, Michigan 49083. 37. Defendant Darlene Solomon is a Politan nominee to the Masimo Board. Her principal business address is 17 Valley Oak, Portola Valley, California 94028. III. JURISDICTION AND VENUE 38. This action arises under Section 14(a) of the Securities Exchange Act of 1934, 15 U.S.C. §§ 78 m(d), 78n(a), the rules and regulations promulgated thereunder, and common law. 39. This Court has jurisdiction over the subject matter of this action based on 28 U.S.C. § 1331 and Section 27 of the Securities Exchange Act of 1934, as amended, 15 U.S.C. § 78aa. 40. This Court has personal jurisdiction over the Defendants because each of them has sufficient minimum contacts in the State of California to satisfy California’s long-arm statute and constitutional due process requirements as Defendants are soliciting the votes of stockholders of Masimo, which is headquartered in California. 41. Venue in this District is proper pursuant to 28 U.S.C. § 1391 and Section 27 of the Securities Exchange Act of 1934, as amended, 15 U.S.C. § 78aa, because various acts or transactions constituting the offenses herein occurred within the Central District of California. Among other things, (i) the misleading Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 13 of 74 Page ID #:13

ATTOR NEY S AT LA W ORANGE COUN TY 11 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Politan Proxy Materials were transmitted to and received by Masimo whose headquarters and principal place of business is in this District, (ii) the misleading Politan Proxy Materials were filed with the SEC in anticipation and for the purpose of their distribution to Masimo’s stockholders, including stockholders located within this District, in order to obtain proxies to be used at Masimo’s 2024 Annual Meeting, and (iii) the 2024 Annual Meeting currently will be hosted from Masimo’s headquarters, which are located within this District. IV. FACTUAL BACKGROUND A. Under Joe Kiani’s Leadership, Masimo Stockholders Have Benefitted From Its Legacy of Innovation and Historically Strong Financial Performance 42. Masimo is a medical technology company based in Irvine, California that develops, manufactures, and markets non-invasive health monitoring technologies. Masimo has been publicly traded since its initial public offering on the NASDAQ stock exchange on August 8, 2007. 43. Masimo was a garage start-up founded in 1989 by Mr. Kiani in Mission Viejo, California, who sought to solve a pulse-oximetry problem experts thought was unsolvable. Masimo solved the problem by inventing Signal Extraction Technology (“SET”), which enables non-invasive measurement of a patient’s pulse and blood-oxygen saturation even during patient motion and low blood flow. Masimo’s market-leading SET allows clinicians to detect life-threatening events, reduce blindness in premature babies, prevent deaths in general care environments, and reduce deaths after surgery. Masimo manufactures and sells pulse oximeters that professional caregivers use to monitor over 200 million patients a year. 44. Beyond pulse-oximetry, Masimo offers additional noninvasive measurement technologies, including patient wearable devices that have enabled a host of hospital automation and telehealth medical monitoring solutions. Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 14 of 74 Page ID #:14

ATTOR NEY S AT LA W ORANGE COUN TY 12 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 45. Masimo’s market-leading position has driven strong financial results. Since going public in 2007, Masimo has delivered average annual revenue growth of 12%, which is more than double the rate of market growth. 46. As Masimo developed new technologies for healthcare providers to improve patient outcomes, it also sought to expand its business into the home. Masimo had traditionally sold products to hospitals, physicians’ offices, and long-term care facilities, and lacked a distribution network to sell consumer products. Before entering the consumer market, Masimo considered building its own distribution channel or buying companies that had existing networks. Ultimately, at the recommendation of its independent Board members, Masimo decided to buy Sound United, a company that sold and distributed premium audio products to consumers around the world. 47. Sound United had extensive consumer relationships and distribution expertise, which Masimo planned to leverage to accelerate distribution of the Masimo’s expanding portfolio of consumer-focused products such as baby monitors, smart bands, smart watches, ear buds, hearing aids, and headphones. 48. Some investors questioned this strategic decision. But Masimo believed Sound United had what Masimo lacked and needed. B. Masimo’s Other Independent Directors—Craig Reynolds and Robert Chapek—Are Highly Qualified and Committed to Delivering Long-Term Value for Stockholders 49. Masimo’s Board is comprised of five members: Joe Kiani, Craig Reynolds, Robert Chapek, Quentin Koffey, and Michelle Brennan. The sixth and seventh board seats are vacant due to two recent resignations. One of the Board seats will be filled at the upcoming annual meeting. Masimo has nominated Christoper Chavez for the seat. 50. Mr. Kiani has been on the Board since 1989. He is listed on over 500 patents and patent applications in signal processing, sensors, and patient monitoring, which have been fundamental to Masimo’s ability to innovate and Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 15 of 74 Page ID #:15

ATTOR NEY S AT LA W ORANGE COUN TY 13 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 differentiate itself from competitors. No one understands Masimo’s history, culture, and technology better than he does. His impact on Masimo’s technology and market position is second to none and cannot be overstated. 51. Mr. Reynolds is Masimo’s Lead Independent Director. He brings over three decades of experience in the healthcare and medical device industry and possesses a deep understanding of industrial management, strategy, and medical device products. He has a wealth of experience in medical device products, which he developed through leadership positions at a wide variety of medical device companies including Cereve, Healthdyne, and Phillips-Respironics Home Health Solutions. His medical device experience is complemented by his board experience, having served as a director of Vapotherm, Symmetry Surgical, Symmetry Medical, and Respironics. 52. Mr. Chapek joined the Board in 2024. He brings to Masimo’s Board a rich background in the media and consumer industry, with nearly three decades of experience including his role as CEO of The Walt Disney Company from 2020 to 2022. His leadership roles at Disney, including his previous positions overseeing Disney Parks, Experiences, and Products and Disney Consumer Products, have provided him with a deep understanding of global operations and consumer engagement. Mr. Chapek’s insights into consumer behavior and market dynamics are particularly valuable as Masimo continues to expand its consumer health technologies and seeks to engage with a broader consumer audience. 53. Mr. Chavez, a current nominee, is similarly qualified in the medical device industry. He is the former CEO and President of TriVascular, the former President of St. Jude Medical, and the former CEO and President of Advanced Neuromodulation Systems. Mr. Chavez also served as the Chairman of the Medical Device Manufacturers Association. He has over thirty years of experience with medical devices and has a strong understanding of the healthcare industry and its operations. Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 16 of 74 Page ID #:16

ATTOR NEY S AT LA W ORANGE COUN TY 14 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 C. Koffey and Politan Launched a “War” on Masimo and Mr. Kiani With the Ultimate Goal of Taking Control of the Company 54. The remaining members of the Masimo Board—Quentin Koffey and Michelle Brennan—were elected during the 2023 annual stockholder meeting, after a contentious proxy fight. 55. While Brennan has some medical device industry experience, Koffey does not. Koffey, who describes himself as a “veteran activist,” founded Politan in 2021 and serves as its Managing Partner and Chief Investment Officer. Before founding Politan, Koffey was a partner or portfolio manager at several well-known activist investment firms and hedge funds, including Elliott Management, D.E. Shaw (where he led activist campaigns against Lowe’s Companies and Bunge Ltd.), and the Senator Investment Group (as the head of the firm’s activism strategy). Koffey has never held a senior management position at any medical or consumer technology company (or any public company), has no prior investment experience in the medical device industry, and had no public company board experience before joining Masimo’s Board in 2023. In connection with the prior proxy contest, he sued the Company and its current and former directors, an action taken in support of his long-term goal of gaining control of Masimo. 56. Politan and Koffey are well known for seeking corporate shake-ups at companies in which they invest, often at the expense of long-term stockholder value. For instance, Politan made headlines in late 2021 when its campaign for board seats at Centene, a publicly traded managed care company, resulted in the appointment of five new directors and resignation of the company’s CEO and founder. Politan’s activism at Centene did not translate into success for the business. Since Koffey implemented these changes, Centene has consistently underperformed the S&P 500. Further, before Koffey intervened at the end of 2021, Centene’s revenue had grown from approximately $75 billion in 2019 to approximately $126 billion in 2021. After Koffey’s activist campaign, Centene Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 17 of 74 Page ID #:17

ATTOR NEY S AT LA W ORANGE COUN TY 15 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 announced that it incurred a $172 million loss in the second quarter of 2022 and that it would be forced to divest certain international business units. 57. Koffey also targeted Azenta, a biotechnology company based in Massachusetts. After Politan disclosed in November 2023 that it nominated a director candidate and entered into a non-disclosure agreement with Azenta, the company added two directors following dialogue with Politan, and Politan withdrew its nomination. Since those directors joined the Board, Azenta’s CEO announced his retirement, and the stock has underperformed the S&P 500. 58. Koffey operates with control as his clear agenda: in all but one of his past campaigns, the CEO has been replaced within one year of the campaign. 59. Koffey launched his campaign to take control of Masimo on August 16, 2022, when Politan disclosed it had begun amassing an ownership stake in Masimo. Politan’s Schedule 13D filing that day revealed it had acquired beneficial ownership of approximately 4.4 million shares—amounting to 8.4% of Masimo’s outstanding common stock. That ownership percentage later increased to 8.8% by September 27, 2022. That ownership position has since risen through purchases of other securities, including swaps. 60. Koffey’s intentions became clear. Activism news source, The 13D Monitor, published an article the same day—August 16, 2022—reporting (presumably, based on information planted by Politan and Koffey) that Politan would “work quietly and behind the scenes” with Masimo “to try to get one or two seats on the Board,” but that if Masimo “does not settle, Politan … will … go multiple years and multiple proxy fights if that is what is necessary.” 61. Koffey sought a meeting with Masimo’s management team, a request which Mr. Kiani and others readily accommodated. The meeting took place on September 2, 2022. Koffey and two other Politan principals met with Mr. Kiani and other members of Masimo’s senior management at the Company’s Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 18 of 74 Page ID #:18

ATTOR NEY S AT LA W ORANGE COUN TY 16 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 headquarters, in Masimo’s Discovery Lab, a showroom for Masimo’s products and technologies. 62. Neither Koffey nor any other Politan representative asked about Masimo’s business or strategy during the meeting. The Masimo management team asked Koffey and the other representatives from Politan multiple times about their strategy and vision for Masimo and solicited their input, but none of them offered a new strategic vision for Masimo. 63. Koffey expressed no interest in learning about Masimo; indeed, Masimo offered to provide him and Politan with confidential information under a non-disclosure agreement, an offer which Koffey flatly rejected. 64. Instead, Koffey made his intentions clear during this meeting and delivered an ultimatum: If Mr. Kiani supported Koffey’s nomination to serve as a director, then Koffey promised he would be Mr. Kiani’s “biggest cheerleader” and would help get the “Joe Kiani Multiples” for stockholders again. If, however, Mr. Kiani did not express his support, Koffey would wage war against Masimo and win the board seats anyway. 65. Masimo’s Board concluded it would not be in Masimo’s best interest to invite Koffey to join the Board. On April 29, 2023, Koffey made good on his promise to seek election, and through Politan, nominated himself and Brennan to serve on the Board. 66. Notwithstanding his private threat to “wage war” against Masimo, Koffey publicly told the Company’s stockholders in a May 30, 2023 press release that “Masimo’s claims Politan is seeking ‘control’ of the Company are absurd,” and stated that “Politan is seeking refreshed corporate governance at Masimo befitting a public company, not corporate control—and any suggestion otherwise is completely baseless.” These statements were false. Koffey’s objective from the beginning was to take control of Masimo, not to support management or participate in any meaningful way in running the Company. Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 19 of 74 Page ID #:19

ATTOR NEY S AT LA W ORANGE COUN TY 17 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 67. Based on these and other false statements, on June 26, 2023, Masimo stockholders elected Koffey and Brennan to the Board. D. Once Elected, The Politan Directors Refuse to Fulfill Their Duties as Directors in Order to Lay the Groundwork for a Second Proxy Contest for Control of the Company 68. While the 2023 proxy contest was contentious, the Masimo management team stood ready to welcome Koffey and Brennan and provide them with a full introduction to Masimo and its business. Both Koffey and Brennan were provided with an extensive onboarding process, including (i) extensive Board-related information, including copies of all Board and Board Committee meeting minutes, quarterly financial updates, Board books dating back to 2021, a Board calendar, a list of Board Committees and members, a list of Masimo’s consultants and amounts paid for 2022 and 2023, all Board policies and procedures, a signature authority matrix, a director search status report from Masimo’s independent director search firm, forecasts and results by product platform for 2021 and 2022, and forecasts by product platform for 2023; (ii) engagement letters with Masimo’s independent financial advisor, director search firm, and an organizational chart for Masimo’s healthcare business; (iii) updates on litigation; (iv) a half-day meeting with Mr. Reynolds and the then-Chairman of the Audit Committee; (v) an hour-long meeting with Masimo’s independent financial advisor managing the strategic alternatives review process; and (vi) a meeting with Mr. Kiani and Mr. Reynolds with an extensive presentation regarding Masimo’s past, present, and 5-year product and partnership roadmap. The Politan Directors’ onboarding also included a number of meetings with key leaders and certain Company outside advisors, during which Koffey and Brennan had every opportunity to ask questions and obtain additional information about Masimo. Mr. Kiani even invited Koffey and Brennan to an all-day meeting, where he personally walked through Masimo’s business, product road map, competitors and strategic plans. Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 20 of 74 Page ID #:20

ATTOR NEY S AT LA W ORANGE COUN TY 18 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 69. After the onboarding process, the Politan Directors also received: (i) thousands of pages of information about Masimo’s financial plans for 2024 through 2033; (ii) details regarding Masimo’s quarterly closing procedures; (iii) a detailed walk through of financial statements, including details and discussions of income statement, balance sheet, and cash flow statement items; (iv) a regulatory and quality review; (v) Masimo’s compliance policies and related information regarding whistleblower history, significant accounting matters, SOX compliance program, and internal audit function; and (vi) information related to a number of other specific accounting, business, and finance items including sensor discounts, debt covenants, inventory valuation, the Sound United impairment analysis, details on consumer efforts spending, and Malaysia operations. 70. While on the Board, the Politan Directors continued to have full access to management to answer questions. From June 24, 2023, through May 23, 2024, Masimo call logs reflect that Koffey spoke with Mr. Kiani eighteen separate times, Micah Young, Masimo’s Chief Financial Officer, twenty separate times, and Tom McClenahan, Masimo’s General Counsel, ten separate times. These private calls were in addition to meetings and in-person interactions between Koffey and Masimo management. 71. Koffey and Brennan—along with all other members of the Board— also received regular quarterly updates from Masimo’s CEO, CFO, and General Counsel. These updates took place on August 1, 2023, October 31, 2023, February 13, 2024, and April 30, 2024, and were in addition to several interim Board meetings and Board updates. Each of these quarterly meetings involved presentation and discussion of key financial information including with respect to market studies, product roadmaps, and business cases for Masimo products. Other information included merger and acquisition updates, detailed overviews of both healthcare and non-healthcare revenues, revenue growth, non-GAAP operating profit and growth, and earnings per share. Directors were briefed on full-year Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 21 of 74 Page ID #:21

ATTOR NEY S AT LA W ORANGE COUN TY 19 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 guidance for all Company segments and reviewed, among other matters, anticipated litigation costs, performance compensation, and expense reductions. These segment updates further included breakdowns by product, key engineering projects, including rainbow®, soon-to-be-launched Root2, 2024 cost reduction initiatives, and the inventory reduction plan. Koffey was also provided access to Masimo’s banker and had numerous conversations with them starting immediately after he was appointed to the Board. 72. In addition, as a member of the Audit Committee, Koffey routinely met with Grant Thornton, Masimo’s independent auditor, and members of the Masimo management team and had the opportunity to ask questions about any and all aspects of Masimo’s financials, including its impairment analysis for the Consumer Products Business segment. 73. Despite receiving extensive onboarding, obtaining all requested information, and attending all board meetings, all Audit Committee meetings, and all Nominating, Compliance, and Corporate Governance Committee meetings that have been held since the Politan Directors joined the Board, the Politan Directors have consistently refused to fulfill their fiduciary duties to Masimo and the stockholders that elected them. They have abstained from certain critical votes, failed to participate or ask questions, and refused—without basis—to sign off on Masimo’s financial statements. 74. For example, on August 4, 2023, the Audit Committee of the Board held a meeting during which it reviewed and considered, among other things, Masimo’s Quarterly Report on Form 10-Q for the second quarter of 2023 and associated earnings release. The Audit Committee met again on November 6, 2023, to review and consider Masimo’s Quarterly Report on Form 10-Q for the third quarter of 2023 and associated earnings release. At that meeting, management provided a draft 10-Q, discussed substantive changes to the 10-Q compared to the last quarter, and discussed the timing for filing. Disregarding his Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 22 of 74 Page ID #:22

ATTOR NEY S AT LA W ORANGE COUN TY 20 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 obligation as a member of the Audit Committee to oversee the financial statements and internal controls of the Company, Koffey consistently refused to sign off on the Masimo financial statements and abstained from all votes to approve them. 75. Both Politan Directors refused to sign off on Masimo’s 2023 Annual Report, despite having served on the Board for several months and having been provided with voluminous information about Masimo, its products, and its financials. On February 13, 2024, the CFO presented to the full Board, including the Politan Directors, the final 2024 financial plan targets for revenue, gross margin, operating expenses, operating profit, operating margin, non-operating income / (expense), income taxes, shares outstanding, and non-GAAP earnings per share. Furthermore, the revenue, non-GAAP operating profit and non-GAAP earnings per share financial plan targets were used for setting Executive performance-based compensation, which was approved by the Compensation Committee. The CFO presented key operational metrics and historical trends for operating cash flow, free cash flow, capital expenditures, net working capital, days sales outstanding, inventory days on hand, days payables outstanding, cash conversion cycle, net debt and net leverage ratio. 76. The same day, the Chief Operating Officer and the COO of the Consumer Products Business presented the 2024 operating plans for the healthcare and consumer businesses. This included detailed information for revenue (by product category and geography), industry and market data, hospital contracting, key engineering projects, marketing programs, and new product introductions, as well as initiatives for inventory improvement, manufacturing efficiencies, cost reduction and margin expansion. 77. On February 26, 2024, the Board—including Koffey and Brennan— met to discuss and finalize Masimo’s annual report on Form 10-K for the fiscal year ended December 30, 2023 (the “2023 Annual Report”). The Politan Directors did not ask any questions and did not object to any statements or information in the Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 23 of 74 Page ID #:23

ATTOR NEY S AT LA W ORANGE COUN TY 21 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 report, yet still refused to sign off on the report, citing insufficient information (but no particulars). 78. The next day, on February 27, 2024, the Board reconvened to discuss the 2023 Annual Report in advance of the filing deadline. The heads of Finance & Accounting, Cybersecurity, Compliance, Quality, and Supply Chain made presentations. After those presentations, Koffey confirmed to Mr. Reynolds that he had everything he needed and was satisfied with the information provided. Confirmation notwithstanding, Koffey and Brennan still declined to sign off on the 2023 Annual Report, claiming Koffey’s lawyer advised him not to sign the 10-K because it would look unusual for him to do so, given he spent months complaining about Masimo’s governance. Brennan followed Koffey’s lead. Confirming that this excuse was mere pretense to set up a second proxy fight—the second battle in Koffey’s “war” for control—the Politan Directors actually encouraged other members of the Board to sign off on that same report. Tellingly, at no point has either of them identified anything in the financial statements they believe to be unreliable or misstated. E. Koffey Sabotages the Spin-Off Deal He Himself Proposed 79. On top of the Politan Directors’ refusal to engage with Masimo’s financial statements, they have consistently declined to offer constructive ideas and strategies for the Company. During a meeting in Boston among Adam Mikkelson, then an independent Masimo director, Mr. Reynolds, and Koffey in August 2023, shortly after the election of the Politan Directors, Koffey was asked what his ideas and strategies for the Company were. In response, Koffey offered none, other than to say that a major stockholder would like to see Masimo get rid of the Consumer Products Business. When asked what price Masimo should be willing to take for that business, Koffey replied that the stockholders would be happy if Masimo gave the Consumer Products Business away for nothing. Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 24 of 74 Page ID #:24

ATTOR NEY S AT LA W ORANGE COUN TY 22 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 80. Despite this lack of engagement or new ideas by Koffey, over the next several months, Mr. Reynolds, Mr. Kiani, and others continued to attempt to engage with Koffey and solicit ideas from the Politan Directors, with no meaningful input from them. Nevertheless, Mr. Kiani reached out to Koffey and invited him to dinner on a trip to New York. The two met for dinner on January 29, 2024. During this dinner meeting in New York, Mr. Kiani proposed a potential spin-off of Masimo’s Consumer Products Business from its professional healthcare businesses to create two separate public companies, each with a distinctive investment profile that would allow investors greater flexibility with respect to their holdings of Masimo. 81. Koffey responded that he was surprised to have such a productive meeting. Koffey then suggested that Mr. Kiani should instead be given control of the new company through super-majority voting shares to avoid Mr. Kiani having to spend his funds on an uncertain investment. Koffey also proposed that Masimo and the new company should split the costs and any judgments in pending litigation. Mr. Kiani agreed. 82. The next day, January 30, 2024, Koffey contacted Mr. Kiani expressing Koffey’s enthusiasm for a potential spin-off and asked Mr. Kiani to meet with him. The two met later that day. At that meeting, Koffey presented Mr. Kiani with a one-page term sheet that largely reflected the terms the two men had discussed the previous night. 83. The term sheet prepared by Koffey included Koffey’s proposals that (1) Mr. Kiani would be paid all amounts due to him under his employment agreement in connection with the proposed transaction, and (2) Mr. Kiani would be provided an opportunity to acquire either voting control or majority ownership of the spun-off company’s stock, including in exchange for consideration to be determined at a later time. Specifically, the term sheet proposed by Koffey, entitled “Outline of Plan to Create Two New Companies,” proposed a “New Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 25 of 74 Page ID #:25

ATTOR NEY S AT LA W ORANGE COUN TY 23 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Masimo: control held by Joe as Chair & CEO” and “Control: Joe to get either high vote stock or 50%+ of New Masimo.” With respect to Mr. Kiani’s employment agreement, Koffey’s proposal contemplated, “Employment Contract: Special Payment not forfeited and instead triggered by above.” During this meeting and at the February 13 Board meeting, Koffey explained that he proposed that Mr. Kiani receive high-vote stock in the new company so Mr. Kiani “wouldn’t have to deal with another asshole like me going forward.” 84. The Politan Proxy Materials falsely state that on February 3, 2024, Mr. Kiani’s counsel sent Koffey “a substantially revised term sheet that significantly expanded on Mr. Kiani’s earlier positions,” which included additional “demands at this stage” for supermajority voting stock and payments under Mr. Kiani’s employment agreement. Politan Preliminary Proxy at 11. This is wrong. These were Koffey’s proposals, not Mr. Kiani’s “demands.” Nor were these new, significantly expanded terms; instead, these terms were discussed at the meeting between Koffey and Mr. Kiani days before as evidenced by the term sheet he handed to Mr. Kiani. And the additional proposed terms regarding the retention of the Company’s corporate headquarters with its innovative Discovery building, sufficient cash to provide working capital to the new company ($120M-$150M), and change-in-control payments for employees of the new business were likewise discussed in that January 30 meeting. 85. A special committee was formed at a Board meeting on February 13, 2024 for the spin-off. The special committee consisted of Brennan, former director Rolf Classon, Koffey, and Mr. Reynolds (collectively, the “Special Committee”). Mr. Kiani had proposed that Mr. Reynolds be the Chair, but Koffey insisted he be the Chair. Mr. Kiani supported his request, and Koffey was appointed as the lead director of the Special Committee. At no point did Mr. Kiani stand in the way of the formation of the Special Committee. Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 26 of 74 Page ID #:26

ATTOR NEY S AT LA W ORANGE COUN TY 24 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 86. Instead of sharing the original term sheet with the Special Committee, on March 11, 2024, the Special Committee’s legal counsel sent Mr. Kiani’s personal legal counsel a new term sheet with proposed transaction terms for the spin off that were entirely different from the transaction contemplated in the term sheet Koffey proposed in February. Among other things, the new term sheet proposed that the consumer business should not own the intellectual property that was needed in pending litigation and would have far more liabilities than Koffey and Mr. Kiani had discussed, leaving it insolvent. 87. Mr. Kiani asked Koffey why the Special Committee’s counsel had proposed a new set of terms in March that did not reflect the February term sheet. Mr. Kiani expressed his view that the March term sheet was not feasible because the spun-off consumer business would not be viable; it would not be sufficiently capitalized nor have access to assets that would allow it to pursue a viable standalone market strategy. Koffey represented that the March proposal reflected the views of the Special Committee. This, too, was false. Mr. Kiani contacted Special Committee members Mr. Reynolds and Mr. Classon, who both agreed that the March term sheet represented an entirely new proposed transaction that they likewise believed would lead to an unviable consumer business. 88. Rather than end the process, later in March, Masimo’s independent directors sent Koffey an updated proposal for a potential spin-off transaction. Koffey responded that he no longer wanted to engage with the process. Even after Mr. Kiani said that he would forgo any controlling interest in the consumer business, and leave Masimo as its CEO and Chairman, resulting in no change of control special payments being required, Koffey refused to engage. 89. Politan’s Proxy Materials state that on “March 12, 2024, Mr. Kiani called Mr. Koffey and said that he would seek to dissolve the Special Committee.” Politan Preliminary Proxy at 11. This did not happen. Instead, on April 30, 2024, Mr. Kiani stated that he would forego any controlling interest in the consumer Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 27 of 74 Page ID #:27

ATTOR NEY S AT LA W ORANGE COUN TY 25 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 business and would remain Chairman and CEO of Masimo. Mr. Classon, however, resigned from the Special Committee because he disagreed with the way Koffey conducted the Special Committee business. In response, Koffey threatened Mr. Classon and demanded that he fall into line with the Special Committee, or he would run a proxy contest against him and ruin his reputation. Ultimately, with Mr. Kiani’s potential conflicts removed, and a process established to proceed with the separation without related party issues, the Board dissolved the Special Committee with a commitment that if related party transactions arose with Mr. Kiani, then the Board would consider those without the involvement of Mr. Kiani. F. Koffey Sabotages a Potentially Value-Maximizing Joint Venture and Furnishes the Invalid Nomination Notice 90. At the same time that Koffey was engaged in efforts to sabotage the potential spin-off transaction, in March 2024, the Potential Joint Venture Partner contacted Masimo’s management team expressing interest in exploring an acquisition of a majority of the Consumer Products Business, the Potential Joint Venture. 91. Certain members of Masimo’s executive leadership (excluding Mr. Kiani) engaged in preliminary conversations with the Potential Joint Venture Partner to gauge the seriousness of this informal outreach. Once those discussions progressed to a point where it appeared there was real interest in a possible transaction, the Masimo executive team provided an update to the Board to assess whether the Board would approve management to continue these discussions. 92. On Friday, March 22, 2024, Masimo announced after the stock market closed that the Board had authorized management to consider a separation of its medical technology and consumer businesses. The stock spiked 14% in after-hours trading. Even after the announcement, Koffey never contacted anyone at Masimo to ask for further details of the Potential Joint Venture. Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 28 of 74 Page ID #:28

ATTOR NEY S AT LA W ORANGE COUN TY 26 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 93. After seeing this positive news for Masimo, Koffey jolted into action. The following day, Koffey contacted the Wall Street Journal and denied that he supported the spin-off. He claimed that he had been kept out of the loop on developments at the Company. On Monday, March 25, 2024, the first day of trading after the separation announcement, Politan nominated two new directors to serve as Class II directors on Masimo’s six-person Board. These nominees were Darlene Solomon and William Jellison. Each of Solomon and Jellison was paid $50,000 by Politan to run and would get another $50,000 from Politan if elected. 94. Politan’s announcement of the nomination of its directors was riddled with falsehoods, inaccuracies, and material omissions. Koffey claimed that he and Brennan had been excluded from Board meetings, had been denied access to management and documents, and had not been given information about the potential spin-off. All of this was false. The market reacted negatively to this announcement. That day, the stock lost 9% — most of the gains that it had taken from the announcement of the separation. Koffey thus deprived the stockholders of the chance to take profits on the potential separation of the businesses. This tactic served only Politan’s interests: the lower the stock price, the more likely disaffected stockholders would be to vote against the company’s nominees, Mr. Kiani and Mr. Classon. On the other hand, once Politan had seized control, Politan and his backers would be able to increase their stockholdings, boost the stock price, and profit. 95. Notwithstanding Koffey’s attempts to distract from a potentially value-maximizing deal to serve his own desire for control, Masimo’s management pushed forward with evaluating the Potential Joint Venture. On May 7, 2024, all of the non-executive members of the Board were asked to sign a short-form confidentiality agreement protecting the identity of the Potential Joint Venture Partner. Koffey and Brennan refused to sign the confidentiality agreement. All the other directors agreed to sign the confidentiality agreement. That same day, Mr. Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 29 of 74 Page ID #:29

ATTOR NEY S AT LA W ORANGE COUN TY 27 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Kiani asked that the Board hold a meeting the following week to review and discuss a proposed non-binding term sheet with the Potential Joint Venture Partner. Background materials regarding the discussions to date and potential terms would be provided in advance of the meeting. 96. As promised, on May 13, 2024, and following discussions with the Potential Joint Venture Partner, all members of the Board, including Koffey and Brennan, were provided with the identity of the Potential Joint Venture Partner and other materials relating to the Potential Joint Venture, including a proposed non-binding term sheet, a proposed exclusivity agreement, materials providing preliminary analysis of the potential Consumer Products Business separation, and a preliminary financial analysis. 97. The proposed non-binding term sheet reflects a highly attractive option for separating the Consumer Products Business. Specifically, the Potential Joint Venture would give Masimo the ability to monetize at least 85% of the Consumer Products Business at an attractive multiple, while paying down debt and giving stockholders some residual ownership in and exposure to potential upside in the Consumer Products Business. The Potential Joint Venture also presented a valuation of the Consumer Products Business that was three times higher than the valuation Koffey assigned to it just two months earlier. 98. What’s more, the proposed terms of the Potential Joint Venture and the Joint Venture Partner’s financial backing would help ensure the Consumer Products Business would be adequately capitalized to pursue the growing consumer health market, unlike Koffey’s Special Committee proposal that would have left the spun-off company undercapitalized and under resourced. 99. The Board met to discuss the Potential Joint Venture on May 16, 2024. Even though discussions were in the very early stages and no decisions were being made, Koffey and Brennan criticized various aspects of the Potential Joint Venture, yet made no constructive suggestions of their own. Rather than direct Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 30 of 74 Page ID #:30

ATTOR NEY S AT LA W ORANGE COUN TY 28 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 management to evaluate the potential transaction further to explore whether it offered a value-maximizing opportunity for all stockholders, Koffey and Brennan urged the Board to delay any further assessment until after the annual meeting, presumably to prevent Masimo from negotiating a favorable deal that might harm the Politan election changes. Because the Politan Directors refused to determine whether there was a potential transaction that could result in the highest price reasonably available to stockholders for the Consumer Products Business, Mr. Kiani informed the Board that he would not support the Potential Joint Venture before the annual meeting absent unanimous Board support. G. Koffey Betrays His Fiduciary Duties to Serve Masimo and Its Stockholders by Secretly Collaborating With Lawyers Who Are Pursing Litigation Against the Board 100. Unfortunately, Koffey’s obstructionist behavior did not stop at his interference with the Potential Joint Venture – in fact, Koffey is conspiring with plaintiffs in a lawsuit Masimo and the Board are defending. 101. On May 1, 2024, purported Masimo stockholder Linda McClellan filed a derivative complaint against the Board, including Koffey (the “Derivative Action”). McClellan is represented by the law firm Wolf Haldenstein Adler Freeman & Herz LLP (“Wolf Haldenstein”). 102. The complaint in the Derivative Action is entirely based on the same allegations at issue in a separate securities class action that was filed against Masimo, Vasquez v. Masimo Corporation, Case No. 3:23-cv01546-L-DEB (S.D. Cal.) (the “Securities Class Action”). These allegations are entirely meritless, as reflected in Masimo’s motion to dismiss the case which it filed on April 29, 2024. Any effort to support the bogus claims in the Derivative Action would directly undermine Masimo’s defense of the Securities Class Action, a fact of which Koffey is well aware. 103. Koffey nevertheless is believed to have conspired with Wolf Haldenstein against Masimo’s interests. Based on Masimo’s investigation and Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 31 of 74 Page ID #:31

ATTOR NEY S AT LA W ORANGE COUN TY 29 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 diligence, including through its advisors, Masimo was recently informed through two confidential witnesses that Koffey has been “working closely” with lawyers at Wolf Haldenstein, the firm representing plaintiff in the Derivative Action. Indeed, “one of the confidential witnesses reported that Koffey is ‘actually named as a defendant [in the Derivative Action], but he doesn’t care. He will use whoever will get him to where he needs to go.’” 104. As a member of the Board, Koffey has confidential and privileged information about Masimo. Sharing that information with Wolf Haldenstein assists plaintiff in the Derivative Action against the other members of the Board and jeopardizes Masimo’s defense in the Securities Class Action – a blatant violation of Koffey’s fiduciary duties to Masimo and all of its stockholders. Worse yet, if Koffey assists Wolf Haldenstein and the meritless claims in the Securities Class Action are not dismissed, it could cost stockholders millions of dollars. H. Politan Files Its Incomplete Nomination Notice and False and Misleading Proxy Materials 105. In the midst of all of the above, Defendants filed the incomplete and misleading Politan Proxy Materials. 106. Politan filed its notice of nomination of the Nominee Defendants on March 25, 2024 (the “Nomination Notice”). 107. While the Nomination Notice purported to furnish the information required by Article I of Masimo’s Bylaws, the Nomination Notice does not furnish all material information required by Section 14(a) of the Securities Exchange Act and the Bylaws. Specifically, it did not disclose that Koffey had been working with Wolf Haldenstein to assist them in suits against Masimo and the Board and jeopardizing Masimo’s defense in the Securities Class Action. 108. All Defendants except Brennan filed the Preliminary Proxy Statement (the “Politan Preliminary Proxy”) on Schedule 14A on June 3, 2024. Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 32 of 74 Page ID #:32

ATTOR NEY S AT LA W ORANGE COUN TY 30 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 109. All Defendants except Brennan filed the Definitive Proxy Statement on June 21, 2024 (the “Politan Definitive Proxy” and together with the Preliminary Proxy Statement, the “Politan Proxy Statements”). 110. On June 26, 2024, Politan released a letter to investors regarding its proxy campaign (the “Investor Letter”). 111. On June 26, 2024, Politan released its Investor Presentation (the “Investor Presentation”). 112. On July 1, 2024, Politan released its “Correcting the Record” Investor Presentation (the “Second Investor Presentation”). 113. On July 11, 2024, Brennan released a letter to stockholders urging a “cultural reset” in the Company’s boardroom (the “Brennan Letter” and together with the Politan Preliminary Proxy, the Politan Definitive Proxy, the Investor Letter, the Investor Presentation, and the Second Investor Presentation, the “Politan Proxy Materials”). 114. Masimo’s 2024 Annual Meeting of Stockholders was previously scheduled for July 25, 2024. During the time Politan’s Proxy Materials were being released to the public, Koffey sent two letters to Masimo claiming that a stockholder was engaged in “empty voting” and therefore that it should set a new record date for the vote. While there is no merit to this claim, Mr. Kiani agreed to propose that the Board consider setting a new record date and new meeting date for the vote. On July 15, 2024, the Board approved this proposal. The new annual meeting date is set for September 19, 2024. V. FALSE AND MISLEADING STATEMENTS 115. The Politan Proxy Materials ask stockholders to vote on a control slate: i.e., if Politan is successful in electing the two Nominee Defendants, the Nominee Defendants will, when added together with the existing Politan Directors, constitute a majority of the Board. Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 33 of 74 Page ID #:33

ATTOR NEY S AT LA W ORANGE COUN TY 31 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 116. Proxy materials are “solicitations” subject to the requirements of Section 14(a) of the Securities Exchange Act and SEC rules and regulations promulgated thereunder. 117. Rule 14a-9 instructs that “[n]o solicitation subject to this regulation shall . . . contain[] any statement, which at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading.” 17 C.F.R. § 240.14a-9. 118. The Politan Proxy Materials violate Section 14(a) and Rule 14a-9 by making false and misleading statements and omissions with respect to the following topics and events: (1) Koffey’s secret relationship with plaintiffs’ counsel in an action proceeding against Masimo’s Board; (2) the proposed spin-off of the Consumer Products Business and the Special Committee overseeing that potential transaction; (3) the Potential Joint Venture; (4) falsely claiming that Masimo will not owe Mr. Kiani 2.7 million RSUs under the operative change-in-control provision if Mr. Kiani is not reelected to the Board; (5) the information provided to the Politan Directors both during the onboarding process when joining the Board in 2023 as well as during their tenure on the Board, including as to how that information relates to the Politan Directors’ refusal to approve and sign any of Masimo’s quarterly or annual reports since joining the Board; and (6) the Board’s grant of authority to management in connection with a potential sale of the Company. 119. Because the Politan Proxy Materials contain false or misleading statements and omit to disclose material facts necessary to make them not misleading, Masimo investors have been deprived of material information they need to evaluate whether to cast a vote in favor of the Nominee Defendants. Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 34 of 74 Page ID #:34

ATTOR NEY S AT LA W ORANGE COUN TY 32 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 A. False and Misleading Statements and Omissions Regarding the Politan Directors’ Commitment to Acting in the Best Interests of Stockholders and Maximizing Stockholder Value 120. The Politan Proxy Materials claim that the Politan Directors and the Nominee Defendants are committed to being fierce advocates for Masimo’s stockholders and acting in the Company’s best interests. 121. Specifically, on Page 2, the Politan Definitive Proxy states that Politan, “[a]s a significant long-term Stockholder of Masimo,” is “committed to maximizing the value of the Company for all Stockholders.” The Politan Definitive Proxy continues: Accordingly, we are nominating two high-qualified, independent director candidates: William Jellison and Darlene Solomon (each, a “Politan Nominee” and, together, the “Politan Nominees”), each of whom has ideal operational, industry and financial expertise, and is committed to bringing fully objective and openminded perspectives to the Board. We believe that, together with the 2023 Newly-Elected Directors, the Politan Nominees will be fierce advocates for Stockholders and for best in class corporate governance practices, and will facilitate a renewed focus on value creation in the Masimo boardroom. 122. The statements referenced in ¶ 121 are false and misleading. 123. Politan claims that the Politan Directors and the Nominee Defendants were committed to being fierce advocates for Masino’s stockholders and would bring a renewed focus on value creation for stockholders. But Politan fails to acknowledge that Koffey’s collaboration with Wolf Haldenstein had the potential to damage Masimo’s litigation defense strategy in the Securities Class Action. In particular, if Wolf Haldenstein learned new confidential information from Koffey, plaintiff would almost certainly amend the complaint in the Derivative Action to include that information. Once publicly filed, plaintiffs in the Securities Class Action would be able to use that information against Masimo by amending their complaint to add new allegations based on that information risking defeat of Masimo’s motion to dismiss. Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 35 of 74 Page ID #:35

ATTOR NEY S AT LA W ORANGE COUN TY 33 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 124. The Politan Definitive Proxy further states that: Mr. Koffey, on behalf of Politan, responded in a letter that same day to Mr. Reynolds, stating that the May 9 Proposal “falls well short of resolving the fundamental governance problems at Masimo, while simultaneously introducing others.” The response to the May 9 Proposal further noted that “seating one Politan nominee will simply deadlock the Board—something broadly criticized by governance experts which would merely continue the status quo under which Mr. Kiani can do whatever he wants however he wants with no Board oversight” and concluded that there is a “straightforward and clear solution” to Masimo’s need for “a majority of truly independent directors,” specifically the appointment of both Mr. Jellison and Dr. Solomon to the Board immediately. Politan Definitive Proxy at 13. 125. The statements referenced in ¶ 124 are false and misleading for suggesting that the Politan Directors and Nominee Defendants were “truly independent directors” without disclosing that Koffey was actively working with plaintiffs’ counsel in the Derivative Action, Wolf Haldenstein, in order to gain a perceived edge in the second proxy contest. Worse yet, the statements failed to disclose that Koffey’s collaboration with Wolf Haldenstein had the potential to damage Masimo’s litigation defense strategy in the Securities Class Action, negatively impacting stockholder value. 126. The Politan Definitive Proxy also asserts: Politan initially invested in Masimo with the hope that we could work collaboratively with the Company to help maximize Masimo’s significant potential and create long-term sustainable value for Stockholders. .. . . At the 2023 Annual Meeting, Stockholders overwhelmingly elected Politan nominees Michelle Brennan and Quentin Koffey to the Board. Following this clear mandate from Stockholders, we were optimistic that we could engage productively with the rest of the Board to drive positive change. Instead, our efforts were continually rebuffed. .. . . Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 36 of 74 Page ID #:36

ATTOR NEY S AT LA W ORANGE COUN TY 34 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 We believe that the Politan Nominees will provide additional independent voices in the boardroom, bring extensive industry-related experience and expertise to the Board and provide valuable insight on research and development, strategy, sustainability and operational challenges faced by companies focused on commercialization of technology innovations. We believe that, together with the 2023 Newly-Elected Directors, the Politan Nominees will help instill accountability and drive improved performance and governance — and ultimately enhanced value for all Stockholders. Politan Definitive Proxy at 15. 127. The statements referenced in ¶ 126 are false and misleading for at least four reasons. 128. First, the statement that Politan hoped to work collaboratively with the Company and engage productively with the Board was false and misleading for failing to disclose that one of the Politan Directors was actively working against the Board by secretly collaborating with plaintiffs’ counsel in the Derivative Action. 129. Second, the statements are false and misleading for claiming that Politan would seek to maximize long-term sustainable value for stockholders without disclosing that one of the Politan Directors was actively working against the Board by secretly collaborating with plaintiffs’ counsel in the Derivative Action. 130. Third, these statements are false and misleading for failing to disclose that Koffey was actively working with plaintiffs’ counsel in the Derivative Action, Wolf Haldenstein, and that his collaboration with Wolf Haldenstein had the potential to damage Masimo’s litigation defense strategy in the Securities Class Action, negatively impacting stockholder value. In particular, if Wolf Haldenstein learned new confidential information from Koffey, plaintiff would almost certainly amend the complaint in the Derivative Action to include that information. Once publicly filed, plaintiffs in the Securities Class Action would be able to use that Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 37 of 74 Page ID #:37

ATTOR NEY S AT LA W ORANGE COUN TY 35 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 information against Masimo by amending their complaint to add new allegations based on that information risking defeat of Masimo’s motion to dismiss. 131. Finally, these statements are false and misleading for suggesting that the Politan Directors and Nominee Defendants would provide independent voices and instill accountability without disclosing that Koffey was actively working with plaintiffs’ counsel in the Derivative Action, Wolf Haldenstein, in order to gain a perceived edge in the second proxy contest. Worse yet, the statements failed to disclose that Koffey’s collaboration with Wolf Haldenstein had the potential to damage Masimo’s litigation defense strategy in the Securities Class Action, negatively impacting stockholder value. 132. Finally, the Politan Definitive Proxy claims: Other than as described in the “BACKGROUND OF THE SOLICITATION” section above, to the knowledge of the Politan Parties there are no material legal proceedings to which any Participant, the Politan Parties, the Polytan Nominees or any of their respective associates are a party adverse to the Company or any of its subsidiaries, or any material legal proceedings in which any of the Participants, the Politan Parties, the Politan Nominees or any of their respective associates have a material interest adverse to the Company or any of its subsidiaries. Politan Definitive Proxy at 32. 133. The statements referenced in ¶ 132 are false and misleading for failing to disclose that Koffey was actively working with plaintiffs’ counsel in the Derivative Action, Wolf Haldenstein, and that his collaboration with Wolf Haldenstein had the potential to damage Masimo’s litigation defense strategy in the Securities Class Action. In particular, if Wolf Haldenstein learned new confidential information (or falsehoods) from Koffey, plaintiff would almost certainly amend the complaint in the Derivative Action to include that information. Once publicly filed, plaintiffs in the Securities Class Action would be able to use that information against Masimo by amending their complaint to add new Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 38 of 74 Page ID #:38

ATTOR NEY S AT LA W ORANGE COUN TY 36 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 allegations based on that information risking defeat of Masimo’s motion to dismiss. 134. The failure to disclose that Koffey has been working behind the scenes with Wolf Haldenstein renders the above statements in the Politan Proxy Materials false or misleading. B. False and Misleading Statements and Omissions Regarding Koffey’s Proposed Terms for a Potential Spin-Off Transaction and the Politan Directors’ Manipulation of the Special Committee 135. The Politan Proxy Materials offer a false and misleadingly incomplete narrative regarding the potential separation of the Consumer Products Business from Masimo. According to the Politan Proxy Materials, Mr. Kiani proposed to spin off the Consumer Products Business on terms favorable to him that would protect his control of that business segment and his change-in-control payments. The Politan Proxy Materials further suggest that when the Special Committee later proposed different terms, Mr. Kiani killed the deal and disbanded the Special Committee. Specifically, the Politan Definitive Proxy states: Beginning in January 2024, Mr. Koffey and Mr. Kiani began preliminary discussions regarding potential strategic options for the Company…On January 29, 2024, Mr. Kiani noted at a dinner with Mr. Koffey that his efforts to sell the Company on terms he found satisfactory had not materialized.…Mr. Kiani proposed the Company purchase Politan’s shares in the Company at a substantial premium in exchange for Politan agreeing to not purchase more shares and to never run a proxy contest in the future. Mr. Koffey flatly rejected this idea. Mr. Kiani then revived the idea proposed by Politan nearly a year earlier to separate the consumer business from the rest of the Company. Mr. Kiani proposed leaving Masimo and heading the separated consumer-focused company on the condition that he controlled that company and that his departure not be considered a resignation (and therefore result in forfeiture of certain compensation) under the terms of his Employment Agreement. Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 39 of 74 Page ID #:39

ATTOR NEY S AT LA W ORANGE COUN TY 37 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Politan Definitive Proxy at 9. 136. The Politan Definitive Proxy further states: On January 30, 2024, Mr. Koffey met with Mr. Kiani to further explore the proposed separation of the consumer business subject to the conditions Mr. Kiani had earlier raised and a commitment from Politan to forego nominating any director candidates during separation discussions. Mr. Koffey stated that as a single director on the Board, he was not in a position to negotiate or agree to Mr. Kiani’s requests and suggested that it would be advisable for the whole Board to consider forming a special committee to negotiate the separation given the related party issues. Id. 137. The Politan Definitive Proxy also states: The next day, Mr. Koffey’s counsel sent a summary of initial, high-level terms to serve as a basis for discussion between a Board special committee once formed and Mr. Kiani with respect to the proposed separation. Mr. Kiani’s counsel responded on February 3, 2024 with a substantially revised term sheet that significantly expanded on Mr. Kiani’s earlier positions. Id. 138. The Politan Definitive Proxy then asserts: On February 13, 2024, the Board formed a special committee comprised of directors who represented a majority of the Board (the “Special Committee”) to evaluate related party aspects of the separation…On March 11, 2024 the Special Committee unanimously agreed to send a revised term sheet that rejected the terms that Mr. Kiani had proposed and instead reflected the Special Committee’s independent position on the separation transaction to Mr. Kiani. The term sheet proposed an independent, external advisory process to assist the Special Committee in determining the perimeter of intellectual property transfer and licensing. The scope Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 40 of 74 Page ID #:40

ATTOR NEY S AT LA W ORANGE COUN TY 38 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 and duration of key intellectual property licenses between the two companies would be highly material to any transaction, and if handled improperly, could result in a significant valuation impairment to the legacy healthcare business as well as give the consumer products business significant advantages and influence over the legacy healthcare business. Id. at 9-10. 139. Finally, the Politan Definitive Proxy claims: “On March 12, 2024, Mr. Kiani called Mr. Koffey and said that he would seek to dissolve the Special Committee. The Special Committee was later dissolved by the Board.” Id. at 10. 140. The statements referenced in ¶¶ 135-138 are materially false and misleading for the reasons below. 141. On January 29, 2024, Mr. Kiani met with Koffey for dinner in New York, where they discussed, among other things, a potential spin-off of Masimo’s Consumer Products Business from its professional healthcare businesses to create two separate public companies each with a distinctive investment profile that would allow investors greater flexibility with respect to their holdings of Masimo. 142. The next day, January 30, 2024, Koffey contacted Mr. Kiani expressing his enthusiasm for a potential spin-off and asked for a meeting with Mr. Kiani, and the two met later that day. Contrary to the statement in ¶ 135 that Mr. Kiani had proposed a spin-off of the Consumer Products Business “on the condition that he controlled that company and that his departure not be considered a resignation (and therefore result in forfeiture of certain compensation) under the terms of his Employment Agreement,” it was Koffey who first proposed these terms—not Mr. Kiani—in a term sheet Koffey presented to Mr. Kiani during their meeting on January 30. 143. Koffey’s term sheet included Koffey’s proposals that (1) Mr. Kiani would be paid all amounts due to him under his employment agreement in Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 41 of 74 Page ID #:41

ATTOR NEY S AT LA W ORANGE COUN TY 39 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 connection with the proposed transaction, and (2) Mr. Kiani would be provided an opportunity to acquire either voting control or majority ownership of the spun-off company’s stock, in exchange for consideration to be determined at a later time. Specifically, the term sheet proposed by Koffey, titled “Outline of Plan to Create Two New Companies,” proposed a “New Masimo: control held by Joe as Chair & CEO” and “Control: Joe to get either high vote stock or 50%+ of New Masimo.” With respect to Mr. Kiani’s employment agreement, Koffey’s proposal contemplated “Employment Contract: Special Payment not forfeited and instead triggered by above.” 144. The Politan Definitive Proxy states that on February 3, 2024, Mr. Kiani’s counsel sent Koffey “a substantially revised term sheet that significantly expended on Mr. Kiani’s earlier positions,” which included new “demands at this stage” for supermajority voting stock and payments under Kiani’s employment agreement. Politan Definitive Proxy at 9. This is false. These were Koffey’s proposals, not Mr. Kiani’s “demands.” Nor were these new, significantly expanded terms; instead, these were terms the two had discussed days before. And the additional proposed terms regarding the retention of the Company’s corporate headquarters with its innovative Discovery building, sufficient cash to provide working capital to the new company ($120M-$150M), and change-in-control payments for employees of the new business were likewise discussed in the January 30, 2024 meeting. 145. At no point did Mr. Kiani stand in the way of the formation of the Special Committee, which was formed on February 13, 2024, and on which Brennan and Koffey served. In fact, during the February 13 Board meeting and separately the night before with the non-Politan Directors, Mr. Koffey outlined the same terms that he proposed to Mr. Kiani and explained why Mr. Kiani deserved his change of control payment. Koffey wanted Mr. Kiani to leave Masimo so Koffey could take over. Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 42 of 74 Page ID #:42

ATTOR NEY S AT LA W ORANGE COUN TY 40 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 146. On March 11, 2024, legal counsel for the Special Committee sent Mr. Kiani’s personal legal counsel (not Masimo’s counsel) a new term sheet with proposed transaction terms for the spin-off that differed substantially from the transaction contemplated in the term sheet Koffey originally proposed in February. It also did not resolve related party issues. 147. Mr. Kiani contacted Koffey to discuss why the Special Committee’s counsel had proposed a new set of terms that did not reflect the February term sheet. Mr. Kiani expressed his view that the March term sheet was not a legitimate proposal—the spun-off Consumer Products Business would not be viable; it would not be sufficiently capitalized or have access to assets that would allow it to pursue a viable standalone market strategy. 148. Koffey represented that the March proposal reflected the views of the Special Committee. This statement, and the statement in ¶ 138 that the Special Committee “unanimously agreed” to send the revised March term sheet to Mr. Kiani, were false. Mr. Kiani contacted Special Committee members Mr. Classon and Mr. Reynolds who both agreed that the March term sheet represented an entirely new proposed transaction that they likewise believed would lead to an unviable Consumer Products Business. 149. The Politan Definitive Proxy claims that on “March 12, 2024, Mr. Kiani called Mr. Koffey and said that he would seek to dissolve the Special Committee.” Politan Definitive Proxy at 11. This did not happen. Instead, on April 30, 2024, Mr. Kiani stated that he would forego any controlling interest in the Consumer Products Business. With this potential conflict removed, the Board dissolved the Special Committee. C. False and Misleading Statements and Omissions Regarding a Potential Joint Venture and Koffey’s Objections to It 150. The Politan Proxy Materials state that “the full Board was also unaware that discussions with a potential joint venture partner were occurring” and Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 43 of 74 Page ID #:43

ATTOR NEY S AT LA W ORANGE COUN TY 41 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 that Masimo “refused to disclose the identity of the potential joint venture partner” to the Board until Koffey made a Section 220 books and records inspection demand on May 8, 2024. Politan Definitive Proxy at 10-13. In particular, the Politan Definitive Proxy states that in March 2024: The full Board was also unaware that discussions with a potential joint venture partner were occurring and that the confidentiality agreement with such party had been signed the previous week. Id. at 9. 151. Referring to the potential joint venture, the Politan Definitive Proxy states: On March 20, 2024, the Company entered into a confidentiality agreement with a potential joint venture partner in connection with the separation of the consumer business. The full Board knew nothing about the existence of the joint venture partner or any discussions that had occurred. The full Board was never notified that a confidentiality agreement had been entered into or that any confidential information had been exchanged until nearly eight weeks later on May 13, 2024. Id. at 10. 152. The Politan Definitive Proxy then states: Also on March 25, 2024, members of the full Board learned for the first time through Mr. Kiani’s interviews with the media that the Company had been approached by a potential joint venture partner in the consumer business…. Id. at 10-11. 153. The Politan Definitive Proxy also states: Despite multiple requests after the public disclosure of the joint venture partner’s existence, Mr. Kiani refused to disclose the identity of the potential joint venture partner to the full Board until after Mr. Koffey demanded that Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 44 of 74 Page ID #:44

ATTOR NEY S AT LA W ORANGE COUN TY 42 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 information by exercising his rights as a director under Section 220 of the Delaware General Corporation Law…On April 25, 2024, in advance of the April 30, 2024 Board meeting, Mr. Koffey became aware that Company management was seeking to enter into a binding agreement regarding the sale/joint venture of the consumer business in June 2024 and therefore prior to the annual meeting, which was proposed for the end of July. Id. at 11. 154. The Politan Definitive Proxy similarly states on page 8: Only following a formal request under Delaware law was such basic information as the name of the joint venture partner provided to the Board. 155. The Politan Proxy Materials also incorporate false and misleading statements about the actual terms of the Potential Joint Venture. For instance, the Investor Letter states that: Mr. Kiani is pursuing a separation of a newly formed entity that will take Masimo’s trademarks, trade secrets and licenses to its IP, thereby risking the creation of a competitor as a result….There is no proper Board oversight process in place, as Mr. Kiani disbanded the Special Committee formed for this purpose. 156. The Investor Presentation also asserts: “Mr. Kiani Refuses to simply sell Consumer Audio”; and “Mr. Kiani Is Only Pursuing a separation of Consumer Audio together with a transfer of Masimo’s intellectual property, trademark, and trade secrets.” 157. Similarly, the Second Investor Presentation claims that the potential separation includes terms such as: “Damaging IP transfers: Licenses to all of Masimo’s IP, trade secrets accompanying transfer of engineers, and Masimo’s trademark”; and Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 45 of 74 Page ID #:45

ATTOR NEY S AT LA W ORANGE COUN TY 43 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 “Egregious self-enrichment for Mr. Kiani: The immediate payout of ~400M to Mr. Kiani, an entirely new compensation package for his role as Executive Chairman of ConsumerCo, and control of the consumer company either through controlling shares granted essentially for free or his personal selection of the Board.” 158. The statements referenced in ¶¶ 150-157 are materially false and misleading, as they are a distortion of the truth. 159. In March 2024, a third party with which Masimo management had been engaged in discussions regarding a potential investment in the Company indicated that it would be interested in exploring an acquisition of a majority of the Consumer Products Business. Masimo entered a confidentiality agreement with this third party on March 20, 2024. 160. The Board was provided with additional information regarding discussions about a Potential Joint Venture on April 25, 2024 ahead of a planned April 30, 2024 Board meeting. According to the Politan Definitive Proxy, on “April 25, 2024, in advance of the April 30, 2024 Board meeting, Mr. Koffey became aware that Company management was seeking to enter into a binding agreement regarding the sale/joint venture of the Consumer Products Business in June 2024 and therefore prior to the annual meeting, which was proposed for the end of July.” Politan Definitive Proxy at 11. To the contrary, Masimo’s management team was not seeking a binding joint venture agreement. Instead, and as discussed during this April 30, 2024 Board meeting, Masimo was working on diligence and discussing a potential non-binding term sheet with the third-party joint venture partner, the terms of which were discussed during this meeting. Indeed, that is exactly what happened; Masimo entered a non-binding term sheet weeks later on May 8, 2024. 161. The Politan Definitive Proxy misleadingly states that “[d]espite multiple requests . . . Mr. Kiani refused to disclose the identity of the potential joint Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 46 of 74 Page ID #:46

ATTOR NEY S AT LA W ORANGE COUN TY 44 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 venture partner to the full Board until after Mr. Koffey demanded that information by exercising his rights as a director under Section 220” on May 8, 2024. Id. at 11. But Koffey did not make any such request, nor did he reach out to Mr. Kiani on this point, until May 2. A few business days later, on May 7, 2024, all of the non-executive members of the Board were asked to sign a short-form confidentiality agreement protecting the identity of the Potential Joint Venture partner in light of concerns expressed by that third party about confidentiality including with respect to its identity. Koffey and Brennan refused to sign the confidentiality agreement. 162. Notwithstanding this refusal, on the same day—May 7, before Koffey’s May 8 Section 220 demand—Mr. Kiani asked that the Board hold a meeting the following week to review and discuss the Potential Joint Venture, including the terms of the proposed non-binding term sheet, preliminary financial analysis, and proposed next steps. 163. On May 13, 2024, and following discussions with the Potential Joint Venture Partner, all members of the Board, including Koffey, were provided with the identity of the Potential Joint Venture partner and other materials relating to the Potential Joint Venture, including a non-binding term sheet, a proposed exclusivity agreement for diligence, materials providing preliminary analysis of the potential Consumer Products Business separation, and a preliminary financial analysis. These materials and the Potential Joint Venture were discussed during the May 16, 2024 Board meeting. During the meeting, Mr. Kiani informed the Board that he would not vote for the Potential Joint Venture before the 2024 Annual Meeting unless the Board was unanimously in support of the potential transaction to avoid litigation. 164. Koffey’s statements regarding the proposed terms of the Potential Joint Venture are also false and misleading. First, the Board agreed that it would not approve a separation before the 2024 annual stockholder meeting without the support of the full Board. More recently, Mr. Kiani has said he will not support the Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 47 of 74 Page ID #:47

ATTOR NEY S AT LA W ORANGE COUN TY 45 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 JV unless it is unanimously supported by the entire Board. Therefore, even if these were terms of the proposed separation, and they are not, to the extent Koffey and Brennan disagree with them, they will not become part of any transaction. Second, and even more importantly, these are not terms of the current proposed deal. The intellectual property that would be licensed under the current proposed deal are the same as Koffey had proposed as Chair of the Special Committee. The same is true with respect to Koffey’s falsehoods about Mr. Kiani’s compensation – he is in no way “enriching” himself. Specifically, Mr. Kiani has not put any cash towards the Potential Joint Venture and has never expressed any intent to invest. Moreover, Masimo has announced that Mr. Kiani will remain as Chair and CEO of Masimo, so no payments will be triggered under his employment agreement. 165. In addition to the above false and misleading information and omissions, the Politan Proxy Materials omit to include the Politan Directors and Nominee Defendants’ plans for the Company and the Potential Joint Venture, including, but not limited to, whether they would continue with negotiations with the Potential Joint Venture partner. These omissions make it impossible for stockholders to make an informed decision on how to vote at the 2024 Annual Meeting. D. False and Misleading Statements and Omissions Regarding Kiani’s Employment Agreement 166. Since at least 1996, Mr. Kiani has had an employment agreement with Masimo containing provisions relating to a change-in-control of Masimo and whether Mr. Kiani has “Good Reason” to end his employment. The agreement, as amended, provides that Mr. Kiani would receive 2.7 million RSUs if he terminated his employment on account of “any diminution in [his] responsibilities, duties or authority,” including ceasing to serve as CEO or chairman. 167. Previously, the trigger for a change in control was if more than a one-third of the Board changed in a 24-month period. Politan challenged the Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 48 of 74 Page ID #:48

ATTOR NEY S AT LA W ORANGE COUN TY 46 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 employment agreement in its previous proxy fight. Politan recognized that the change-in-control provision would be triggered if two members of Masimo’s then-five-person Board were replaced in the election and asked the Delaware Court of Chancery to hold it unenforceable. In response, Mr. Kiani agreed to waive it for the purposes of the 2023 proxy fight. Mr. Kiani and the Board then agreed, among other things, that the relevant trigger for a change-in-control would be a change in a majority (not one-third) of the Board over a 12-month (not 24-month) period, and that Politan’s nominees in 2023 would be deemed to have begun their service at the start of the 12-month period. 168. Although dropping its previous suit challenging the employment agreement, Politan now baselessly claimed to stockholders that the change-in-control provisions relating to the board composition are unenforceable. Politan has also claimed that even if Mr. Kiani is voted off the Board and ceases to be chairman of Masimo, and he terminates his employment at Masimo for Good Reason, Politan can “cure” his termination, and thus avoid granting Mr. Kiani RSUs, by offering to reappoint him as chairman. 169. Specifically, the Politan Definitive Proxy states on page 19: The Politan Parties believe that the director change of control provisions in the Employment Agreement are unenforceable. Further, if Mr. Kiani is not reelected at the 2024 Annual Meeting, the Politan Parties believe that offering to reappoint Mr. Kiani to the Board as Chairman within thirty (30) days would satisfy the cure provisions in the Employment Agreement, regardless of whether he accepts the offer. 170. The statements contained in ¶ 169 are false and misleading. Unlike the election last year, if the Nominees Defendants are elected to the Board, a different aspect of the Good Reason provision of Mr. Kiani’s employment provision will be implicated. This is because Mr. Kiani is entitled to terminate his agreement for Good Reason if he “ceas[es] to serve as the Chairman of the Board.” Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 49 of 74 Page ID #:49

ATTOR NEY S AT LA W ORANGE COUN TY 47 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 If both Nominees Defendants are elected, Mr. Kiani will obviously cease to be chairman: he will not even be a director. Mr. Kiani will therefore have the right to resign and receive, immediately, the RSUs that he was granted under the terms of the agreement entered into in 2015. Mr. Kiani told Koffey that he will not return if the shareholders vote him out of power, as he is committed to respecting their decision. E. False and Misleading Statements and Omissions Regarding the Comprehensive Information Provided to the Politan Directors 171. The Politan Proxy Materials state that the Politan Directors were never “onboard[ed],” did not receive “basic information,” were “denied…access to management,” and were excluded from Board meetings. Politan Definitive Proxy at 6-7; see also Investment Letter at 2; Politan Investor Presentation at 6. 172. These statements were materially false and misleading because, contrary to the Politan Proxy Statements’ assertion, the Politan Directors were afforded an extensive and customary series of onboarding briefings and information, including among other things, (i) extensive Board-related information, including copies of all Board and Board Committee meeting minutes, quarterly financial updates, Board books dating back to 2021, a Board calendar, a list of Board Committees and members, a list of Masimo’s consultants and amounts paid for 2022 and 2023, all Board policies and procedures, a signature authority matrix, a director search status report from Masimo’s independent director search firm, forecasts and results by product platform for 2021 and 2022, and forecasts by product platform for 2023; (ii) engagement letters with Masimo’s independent financial advisor, director search firm, and an organizational chart for Masimo’s healthcare business; (iii) updates on litigation; (iv) a half-day meeting with Mr. Reynolds and the then-Chairman of the Audit Committee; (v) an hour-long meeting with Masimo’s independent financial advisor managing the strategic alternatives review process; and (vi) a meeting with Mr. Kiani and Mr. Reynolds Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 50 of 74 Page ID #:50

ATTOR NEY S AT LA W ORANGE COUN TY 48 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 with an extensive presentation regarding Masimo’s past, present, and 5-year product and partnership roadmap. The Politan Directors’ onboarding also included a number of meetings with key leaders and certain Company outside advisors, during which Koffey and Brennan had every opportunity to ask questions and obtain additional information about Masimo. Mr. Kiani even invited Koffey and Brennan to an all-day meeting, where he personally walked through Masimo’s business, product road map, competitors and strategic plans. 173. After the onboarding process, the Politan Directors also received: (i) thousands of pages of information about Masimo’s financial plans for 2024 through 2033; (ii) details regarding Masimo’s quarterly closing procedures; (iii) a detailed walk through of financial statements, including details and discussions of income statement, balance sheet, and cash flow statement items; a regulatory and quality review; (iv) Masimo’s compliance policies and related information regarding whistleblower history, significant accounting matters, SOX compliance program, and internal audit function; and (v) information related to a number of other specific accounting, business, and finance items including sensor discounts, debt covenants, inventory valuation, the Sound United impairment analysis, details on consumer efforts spending, and Malaysia operations. 174. Koffey claims that once on the Board, the Politan Directors were never provided certain information related to Masimo, including financial information they claimed that they needed to sign off on Masimo’s financials and other corporate documents. 175. Politan Definitive Proxy states: When the Audit Committee was asked to sign off on the Quarterly Report on Form 10-Q for the second and third quarter of 2023 and first quarter of 2024, Mr. Koffey declined in each case to do so, believing that, despite the numerous requests, he had not received sufficient financial and operational information regarding the Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 51 of 74 Page ID #:51

ATTOR NEY S AT LA W ORANGE COUN TY 49 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Company to fully evaluate the information and analysis presented in the report. Id at 7. 176. The Politan Definitive Proxy also asserts: On February 26, 2024, the Board met to discuss and finalize the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023 (the “2023 Annual Report”). The Company’s management team discussed a draft of the 2023 Annual Report with the Board, but following such discussion, a majority of the independent directors of the Board were unwilling to sign the 2023 Annual Report until additional information that Board members had repeatedly requested was provided. On February 27, 2024, the Board reconvened to discuss the 2023 Annual Report in advance of the filing deadline. In one hour, brief presentations were made by the heads of Finance & Accounting, Cybersecurity, Compliance, Quality, and Supply Chain. This was the first time that the full Board heard from these groups. The 2023 Newly-Elected Directors believed there was insufficient time for questions. At the conclusion of the management presentations, a majority of the Board signed the 2023 Annual Report, but the 2023 Newly-Elected Directors remained unwilling to approve the document given what they viewed as the extremely abbreviated nature of the presentations on important topics that raised concerns and about which there was not time for discussion or questions. Id. 177. The Politan Definitive Proxy further claims that: The Company’s 2023 Annual Report disclosed a $10 million impairment with respect to the Sound United business segment (less than 1% of the purchase price). As a member of the Audit Committee, Mr. Koffey asked to review the impairment analysis multiple times. To date, Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 52 of 74 Page ID #:52

ATTOR NEY S AT LA W ORANGE COUN TY 50 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 he has never been able to review the Company’s impairment analysis and does not know why only $10 million of impairment has been taken. Id. 178. The Politan Definitive Proxy also claims that: In late 2023, the 2023 Newly-Elected Directors began asking to see a draft budget for FY 2024 so that the Board could review and comment prior to being asked for their approval. They were informed that no budget approval was required. The only budget information the 2023 Newly-Elected Directors were ever subsequently given was the same financial guidance provided publicly to the market. No draft or final budget was ever provided to the Board…Following the dramatic decline in sales during the second quarter of 2023, the 2023 Newly-Elected Directors asked to speak with the head of U.S. sales for the Company’s professional healthcare business. To date, they have never been able to speak with such executive and therefore have not been able to adequately learn about the discounting and bulk orders whose discontinuation appear to have dramatically impacted sales starting in the second quarter of 2023… Following the dramatic decline in sales in the consumer division, the 2023 Newly-Elected Directors asked to speak with the head of the Company’s consumer division. To date, they have never been able to speak with such executive other than to hear him present for approximately half an hour at a February 2024 Board meeting. Id. at 7-8. 179. The Politan Definitive Proxy then states that: From when they first joined the Board and regularly thereafter, the 2023 Newly-Elected Directors asked for information on research and development (“R&D”) spending so they could understand how much was being spent on what initiatives. To date, they have never received any information on R&D beyond the publicly disclosed consolidated R&D number disclosed in the Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 53 of 74 Page ID #:53

ATTOR NEY S AT LA W ORANGE COUN TY 51 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Company’s quarterly reports and 2023 Annual Report. The 2023 Newly-Elected Directors made similar requests about cost of goods sold and selling, general, and administrative expenses and have similarly received no more detailed information than what has been publicly disclosed in the Company’s quarterly reports and 2023 Annual Report. Id. at 8. 180. Finally, the Politan Definitive Proxy claims that “[t]he leadership of the Board refused to provide Ms. Brennan and Mr. Koffey basic information or access to management, repeatedly held meetings of directors excluding them, and refused to even consider allowing any review of any aspect of strategy, product portfolio, cost structure, or capital allocation.” Id. at 15. 181. Politan included these claims on page 2 of the Politan Preliminary Proxy, which states that “Chairman & CEO Joe Kiani refused to give us basic information or access to management, repeatedly held meetings excluding [us], and refused to even consider allowing any review of capital allocation or strategy.” 182. The Politan Investor Letter reiterates these same statements, including that: The Board does not even see, much less approve, a budget, and information flows to the Board solely at the CEO’s discretion. As a result, the Board is uninformed about basic financials as well as material risks such as regulatory inquiries, whistleblower matters and share pledges by the CEO. Investor Letter at 2. 183. The Investor Letter also claims: No procedures exist for information to reach directors. Rather, it is provided solely at Mr. Kiani’s discretion. As new directors, our repeated requests for basic information and meetings with senior management were consistently denied even in the wake of the stunning Q2 2023 sales Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 54 of 74 Page ID #:54

ATTOR NEY S AT LA W ORANGE COUN TY 52 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 decline…The Board was also effectively not informed of material risks like the DOJ and SEC investigations, [and] the whistleblower lawsuit involving sixteen former employees. Id. at 3. 184. The Politan Investor Presentation also makes these same falsehoods, including that: “Board does not even see, much less approve, a budget”; “information flows to Board solely at the CEO’s discretion”; “Kiani-selected bloc of directors denied any review of any aspect of the business or strategy”; “the Board is uninformed about basic financials and material risks like DOJ/FDA investigations, SEC investigation, [and] whistleblower lawsuits”; “Ms. Brennan and Mr. Koffey were…continually denied information, blocked from meeting management, and effectively excluded from Board meetings”; Mr. Kiani “denied directors’ requests to meet with management outside of CEO and CFO”; Mr. Kiani “denied directors’ requests for financial, compliance and regulatory information”; failed to provide “budget information”; failed to give any information on “R&D, COGS, or SG&A”; “Mr. Kiani held an emergency Board meeting where brief ~5-10 minute presentations were made by the heads of Finance & Accounting, Cybersecurity, Compliance, Quality, and Supply Chain – the first time the full Board had heard from these groups. There was essentially no time for questions…” Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 55 of 74 Page ID #:55

ATTOR NEY S AT LA W ORANGE COUN TY 53 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 185. The Second Investor Presentation also repeats that the Board received “no information on R&D, COGS, or SG&A beyond public disclosures.” 186. Finally, the Brennan Letter asserts that the Board is “essentially kept in the dark” and is not “adequately informed.” 187. Politan’s characterization of the information the Politan Directors received during their tenure as Board members as laid out in ¶¶ 175 – 186 is materially false and misleading for at least the following reasons: 188. First, Koffey claims that he did not receive enough information while on the Audit Committee to sign off on the Quarterly Report on Form 10-Q for the second and third quarter of 2023 and first quarter of 2024. But Koffey fails to acknowledge that, as a member of the Audit Committee, he had access to the Company’s independent auditor, Grant Thornton, and had every opportunity to ask questions about the Company’s financials during meetings with the auditor. Koffey also fails to acknowledge that in October 2023, Koffey (and the full Board) were provided with an Excel file and financial plans for 2024 through 2033 with a detailed breakdown of Masimo’s revenue by major product line, cost of goods sold, gross margin, R&D, SG&A, EBIT, EBIT margin, capital expenditures and working capital for each business (professional healthcare, consumer health and consumer audio). 189. Koffey omits material information from the Politan Proxy Materials— in particular, that he was not denied access to information that would assist him in evaluating the Company’s quarterly reports. 190. Second, the Politan Proxy Materials omit the chronology of what happened around the time of filing the Company’s Annual Report on Form 10-K. The Company’s management discussed the draft in detail with the Board, and the majority of the independent directors confirmed that they would sign the 2023 Annual Report. Koffey and Brennan, in contrast, refused to sign until they received additional information. Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 56 of 74 Page ID #:56

ATTOR NEY S AT LA W ORANGE COUN TY 54 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 191. Desiring a unified front, the Company quickly pulled together the requested information. The following day, the heads of Finance & Accounting, Cybersecurity, Compliance, Quality, and Supply Chain made presentations to the Board to address the Politan Directors’ concerns. Company representatives asked Koffey if there was other information he would need to sign the 10-K. Koffey responded no, there was no additional information he needed because the Company had provided everything he asked for. In fact, he encouraged the non-Politan Board members to sign the 10-K. He, however, continued to refuse to sign. 192. Third, Koffey claims he has never had the opportunity to review Masimo’s impairment analysis, despite being a member of the Audit Committee and having unfettered access to the Company’s auditor. In any event, Koffey’s claim is simply untrue. 193. Fourth, Koffey specifically met with the head of U.S. sales for the Company, Bilal Muhsin, at least twice in July 2023, rendering his claim that he was never able to speak with the head of U.S. sales demonstrably false. Further, Mr. Muhsin presented information to the Board multiple times during Koffey’s tenure on the Board, and Koffey did not request follow-up or other information after those presentations. Koffey likewise did not request additional meetings with Mr. Muhsin during his tenure on the Board. 194. Similarly, Masimo’s head of the Company’s Consumer Products Business also made presentations to the Board. Koffey again did not ask for follow-up information, nor did he request an additional meeting with the head of Masimo’s Consumer Products Business. Koffey’s failure to include these critical details surrounding his so-called failures to meet with key executives at the Company are material omissions that render his statements in the Politan Proxy Materials false or misleading. 195. Indeed, Koffey’s access to information proves he knowingly made other false and misleading statements, including about Mr. Kiani’s use of the Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 57 of 74 Page ID #:57

ATTOR NEY S AT LA W ORANGE COUN TY 55 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 company’s private aircraft. In Politan’s June 26, 2024 presentation, Politan wrongly claimed that numerous trips by Mr. Kiani were for personal or vacation reasons, when they were in fact work trips. For example, Politan claimed that Mr. Kiani took the aircraft for vacation on an 11-day trip to Anguilla, in the Caribbean, in August 2023, see Politan Investor Presentation at 81, when in fact this trip was to the annual summit for fifty of Masimo’s top sales representatives. At the same trip, senior executives held their quarterly business review meeting and met with the sales representatives to solicit their feedback. Politan also claimed that trips in Spain in July 2023 were for vacation, see id., when in fact there was a single trip to Spain which was for the purpose of meeting customers, a business trip that directly led to major sales of wearable products in hospitals. Mr. Kiani paid for all personal flights himself. Indeed, Koffey was on the Audit Committee during the time these trips were reviewed and never once raised a question about any of Mr. Kiani’s use of the private jet for these business meetings. These are completely false, made-for-proxy fight allegations. F. False and Misleading Statements and Omissions Regarding the Board’s Oversight of a Potential Whole-Company Sale Process 196. The Politan Proxy Materials state that the Masimo Board delegated authority to management to sell the Company without any further updates to or approval of the Board. 197. Specifically, on Page 6, the Politan Definitive Proxy states that: On Saturday, June 24, 2023, the Board met to delegate authority to Mr. Kiani to pursue and carry out a sale of the entire Company without any obligation to provide process updates to the Board or to obtain any additional Board approvals to retain financial or other advisors…The Company Proxy Statement dates this Board decision to after the 2023 Annual Meeting, but it occurred beforehand without the knowledge or involvement of Ms. Brennan and Mr. Koffey, despite it having at that point been clear that they would almost Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 58 of 74 Page ID #:58

ATTOR NEY S AT LA W ORANGE COUN TY 56 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 certainly be elected to the Board in just two days. In fact, Ms. Brennan and Mr. Koffey did not even receive a substantive update about the process until the first in-person Board meeting, which occurred on October 31, 2023—more than four months after Mr. Kiani had started the sale process. 198. The Politan Definitive Proxy also states: At no point in 2023 after the June Board meeting was the Board ever presented with any strategic options other than a full Company sale. By late October, Mr. Kiani had already engaged financial advisors, contacted multiple financial sponsors and held multiple discussions in connection with a Company sale. Ultimately in January 2024, Mr. Kiani told the full Board that he was unable to find a deal on what he considered to be satisfactory terms. Id. 199. The statements referenced in ¶¶ 197 – 98 are false and misleading for a number of reasons. 200. The Board met on Saturday, June 24, 2023, two days before the 2023 Annual Meeting. But contrary to the Politan Proxy Statements, the Board did not delegate to management the authority to carry out a sale of the entire Company, much less the authority to negotiate a sale without any oversight or input from the Board. 201. Instead, as the June 24, 2023 Board meeting minutes recite, the Board made a limited delegation of authority to management to retain and coordinate with a financial advisor in order to explore whether and what strategic options may be available to Masimo. Specifically, the Board minutes state: “[U]pon a motion duly made, the Board resolved that the Company continue its evaluation of strategic transaction opportunities, including a potential sale of the Company or its assets (in whole or in part) and continue to work with Morgan Stanley as a financial advisor to explore and evaluate such options. The Board further Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 59 of 74 Page ID #:59

ATTOR NEY S AT LA W ORANGE COUN TY 57 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 delegated authority to management to coordinate with Morgan Stanley on the process for exploring strategic transaction options, including the solicitation of potential third party offers (whether publicly or privately), and authorized management to retain additional financial and other advisors to assist with exploring and pursuing any such options” (emphases added). 202. Nowhere—in these Board minutes or any others—did the Board delegate to management authority to sell Masimo or any of Masimo’s assets, much less without Board approval. Koffey is aware of but omitted this fact, as he was provided with these Board minutes for the June 24, 2023 meeting. 203. Further, and contrary to the Politan Proxy Statements, throughout 2023 and into January 2024, Mr. Kiani did not receive any offers, on any terms, for a sale of the Company. Therefore, the Politan Definitive Proxy’s assertion that Mr. Kiani told the Board that he was unable to find a deal “on what he considered to be satisfactory terms” is highly misleading if not outright false. It was not the case that no deal emerged on “satisfactory terms”; rather, no deal emerged for a whole company sale at all. Koffey knows this, as the Company’s advisors, Morgan Stanley, told the Board details about the sales process. 204. Koffey and Brennan were updated about the sale process promptly after their election to the Board. Koffey began communicating with the Company’s lead banker at Morgan Stanley on July 11, 2023, just two weeks after he joined the Board. On August 1, 2023, Koffey and Brennan had a one-hour Zoom call with the banker in which the banker brought them up to speed on the sale process. Management was aware that Morgan Stanley was briefing the new directors. 205. The statement that Mr. Kiani had engaged multiple financial advisors is highly misleading. Masimo itself, not Mr. Kiani personally, engaged the Company’s financial advisors, under the Board’s purview. Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 60 of 74 Page ID #:60

ATTOR NEY S AT LA W ORANGE COUN TY 58 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 206. Finally, the Politan Proxy Materials are misleading because they omit key information regarding Politan’s plans for Masimo, should it be successful in the proxy contest. In particular, neither Politan nor Koffey have said anything about their plans for the Company if they were to gain control of the Board without paying any control premium, including their plans for a sale of either all or part of the Company. VI. POLITAN’S NOMINATION NOTICE IS INVALID 207. A nomination notice, submitted by Politan or anyone else, must comply with Masimo’s Bylaws. Specifically, the Bylaws require that “[n]ominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders … by any stockholder of record of the Corporation (the ‘Record Stockholder’) at the time of the giving of the notice provided for in Section 1(3) of this Article I who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 1.” Bylaws Art. I, § 1(2). 208. According to Section (1)(3) of Article I, “[f]or nominations or business to be properly brought before an annual meeting by a Record Stockholder pursuant to clause (c) of Section 1(2) of this Article I, (a) the Record Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation … and (c) the Record Stockholder and the beneficial owner, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement (as defined in clause (c)(iv) of Section 1(4) of this Article I) required by these Bylaws.” Bylaws Art. I, § 1(3). 209. According to Section 1(4)(a) of this Article I, “[s]uch Record Stockholder’s notice shall set forth: (a) if such notice pertains to the nomination of directors, as to each person whom the Record Stockholder proposes to nominate for election or reelection as a director, all information relating to such person as Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 61 of 74 Page ID #:61

ATTOR NEY S AT LA W ORANGE COUN TY 59 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Securities Exchange Act, and such person’s written consent to serve as a director if elected….” Bylaws Art. I, § 1(4)(a). 210. Under the Bylaws, “[t]he chairman of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defectively proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.” Bylaws Art. I, § 1(4)(c)(v). 211. The Nomination Notice omits to disclose material facts in violation of Section 14(a) of the Exchange Act and SEC Rule 14a-9: namely, that Koffey, Politan’s managing Partner and Chief Investment Officer, has been secretly collaborating with certain plaintiffs’ lawyers in litigation against Masimo’s Board, jeopardizing Masimo’s position in related litigation in a blatant breach of his duty of loyalty and other fiduciary obligations to Masimo and its stockholders. 212. By violating Section 14(a) of the Exchange Act as alleged in herein, the Nomination Notice does not comply with and violates Masimo’s Bylaws. 213. Given the Nomination Notice does not comport with the Bylaws requirements, the Chairman has the authority to declare that the Nomination “shall not be presented for stockholder action at the meeting and shall be disregarded.” Bylaws Art. I, § 1(4)(c)(v). VII. IRREPARABLE HARM AND INADEQUATE REMEDIES AT LAW 214. Due to Defendants’ violations of Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder and Masimo’s Bylaws, Masimo and its stockholders have been, and will continue to be, irreparably harmed in the following respects: Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 62 of 74 Page ID #:62

ATTOR NEY S AT LA W ORANGE COUN TY 60 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 215. Masimo stockholders are being deprived of the opportunity to meaningfully evaluate Politan’s integrity, track record, or proposals for changes to be made at Masimo in advance of the 2024 Annual Meeting; 216. Masimo stockholders are being misled regarding the Company’s ongoing initiatives and current Board constitution; 217. Masimo stockholders may vote their proxies at the Annual Meeting based upon the false and misleading information contained in the Politan Proxy Materials; 218. Any votes cast upon the basis of the false and misleading Politan Proxy Materials may not be undone and post-vote relief may not be available or adequate; and 219. The false and misleading Politan Proxy Materials will create confusion, diminish stockholder trust in the notions of fair play. 220. In light of Defendants’ previous and ongoing material misrepresentations and omissions, on information and belief, Defendants will continue to disseminate false and misleading information to stockholders in advance of the 2024 Annual Meeting. 221. Allowing Defendants to continue disseminating false and misleading information, upon which stockholders may rely, would result in uninformed stockholder votes that cannot be unscrambled and for which no adequate remedy is available at law. VIII. DEFENDANTS’ ACTIONS DEPRESS STOCK AND WASTE RESOURCES 222. Even before the uninformed stockholder votes, Defendants’ violations of Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder and Masimo’s Bylaws as well as the breach of their fiduciary duties have already had real world consequences. Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 63 of 74 Page ID #:63

ATTOR NEY S AT LA W ORANGE COUN TY 61 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 223. Masimo’s stock price was $189.14 on April 28, 2023 before Politan and Koffey started their first proxy campaign. When that first campaign ended, Masimo’s stock was down 26.38, or nearly 14%, costing Masimo stockholders millions in value. 224. And when Defendants started their second proxy fight, the stock dropped another 9% in a single day and has continued to plummet as a result of Defendants’ constant lies and attacks, now down to 27% since the start of this latest proxy battle. 225. In addition, Masimo has had to expend significant resources defending against the various false and misleading claims contained in the Politan Proxy Materials. IX. COUNT ONE (Violation of Section 14(a) of the Exchange Act (15 U.S.C. § 78n) and SEC Rule 14a-9 (17 C.F.R. § 240.14a-9), 14a-12 (17 C.F.R. § 240.14a-12), and 14a-101 (17 C.F.R. § 240.14a-101)) (Against All Defendants) 226. Plaintiff repeats and realleges the above allegations as if fully set forth herein. 227. Section 14(a) of the Exchange Act provides that it shall be unlawful for any person to solicit any proxy in violation of SEC rules or permit his name to be used in connection with such a solicitation. 15 U.S.C. § 78n. 228. Rule 14a-9 under the Exchange Act, 17 C.F.R. § 240.14a-9, prohibits making a solicitation “by means of any . . . communication, written or oral, containing any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading.” 229. Rule 14a-12 provides that a solicitation may be made before furnishing a proxy statement if each written communication includes the identity of Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 64 of 74 Page ID #:64

ATTOR NEY S AT LA W ORANGE COUN TY 62 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 the participants in the solicitation and “a description of their direct or indirect interests, by security holdings or otherwise, or a prominent legend in clear, plain language advising security holders where they can obtain that information.” 17 C.F.R. § 240.14a-12. 230. Item 4 of Rule 14a-101 provides that if a solicitation is made by persons other than the registrant (i.e., the company), the Schedule 14A must “give the names of the participants in the solicitation,” and “the names of persons by whom the cost of solicitation has been or will be borne, directly or indirectly.” A “participant” includes “[a]ny person who finances or joins with another to finance the solicitation of proxies, except persons who contribute not more than $500 and who are not otherwise participants,” and “[a]ny person who lends money or furnishes credit or enters into any other arrangements, pursuant to any contract or understanding with a participant, for the purpose of financing or otherwise inducing the purchase, sale, holding or voting of securities of the registrant by any participant or other persons, in support of or in opposition to a participant.” 17 C.F.R. § 240.14a-101. 231. As alleged herein, Defendants violated Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, including Rules 14a-9, 14a-12, and 14a-101 because Defendants filed false and misleading proxy materials, including but not limited to Politan Proxy Materials, or permitted their names to be used in connection with such Politan Proxy Materials. Defendants further failed to disclose material information necessary to make the statements made in the Politan Proxy Materials not misleading in light of the circumstances under which they were made. 232. Among other false and misleading statements misrepresentations and material omissions, the Politan Proxy Materials contain false and misleading statements about and omit details regarding: Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 65 of 74 Page ID #:65

ATTOR NEY S AT LA W ORANGE COUN TY 63 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Politan Directors’ supposed commitment to acting in the best interests of stockholders and maximizing stockholder value, and specifically Koffey’s secret relationship with plaintiffs’ counsel in an action proceeding against Masimo’s Board; Koffey’s proposed terms for a potential spin-off transaction and the Politan Directors’ manipulation of the Special Committee; the Potential Joint Venture between Masimo and the Potential Joint Venture Partner, as well as Koffey’s objections to it; the significant risk that the Company may owe Mr. Kiani 2.7 million RSUs if the Nominees Defendants are elected; the comprehensive information provided to the Politan Directors, both during their onboarding and during their tenure on the Board, including as to how that information relates to the Politan Directors’ refusal to sign any of the Company’s quarterly or annual reports since joining the Board; and the Board’s oversight of a potential whole-company sale process. 233. The Politan Proxy Materials were prepared, reviewed, and disseminated by Defendants. 234. The Politan Proxy Materials are an essential link in Defendants’ effort to replace certain members on the Masimo’s Board with the Nominee Defendants. 235. By reason of the foregoing, Defendants have violated Section 14(a) and the rules and regulations promulgated thereunder, including Rules 14a-9, 14a-12, and 14a-101. 236. Because of the false and misleading statements and material omissions in the Politan Proxy Materials, Masimo and its stockholders are threatened with irreparable harm. There is no adequate remedy at law for such irreparable harm. X. COUNT TWO Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 66 of 74 Page ID #:66

ATTOR NEY S AT LA W ORANGE COUN TY 64 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 (Breach of Fiduciary Duty of Loyalty) (Against Quentin Koffey and Michelle Brennan) 237. Plaintiff repeats and realleges the above allegations as if fully set forth herein. 238. As a director of Masimo, Koffey and Brennan’s fiduciary duty of loyalty, which includes a duty of disclosure, candor, and good faith when requesting stockholder action. 239. As further detailed herein, Koffey and Brennan breached their duties by repeatedly providing false or misleading information, and omitting material facts, to stockholders through the Politan Proxy Materials, which solicit stockholder action at the Company’s upcoming annual meeting and director election. 240. Among other false and misleading statements misrepresentations and material omissions, the Politan Proxy Materials contain false and misleading statements about and omit details regarding: Politan Directors’ supposed commitment to acting in the best interests of stockholders and maximizing stockholder value, and specifically Koffey’s secret relationship with plaintiffs’ counsel in an action proceeding against Masimo’s Board; Koffey’s proposed terms for a potential spin-off transaction and the Politan Directors’ manipulation of the Special Committee; the Potential Joint Venture between Masimo and the Potential Joint Venture Partner, as well as Koffey’s objections to it; the significant risk that the Company will owe Mr. Kiani 2.7 million RSUs if the Nominee Defendants are elected; the comprehensive information provided to the Politan Directors, both during their onboarding and during their tenure on the Board, including as to how that information relates to the Politan Directors’ Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 67 of 74 Page ID #:67

ATTOR NEY S AT LA W ORANGE COUN TY 65 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 refusal to sign any of the Company’s quarterly or annual reports since joining the Board; and the Board’s oversight of a potential whole-company sale process. 241. In addition, Koffey and Brennan owed a duty of loyalty that requires them to act on a disinterested and independent basis, in good faith, with an honest belief that the action is in the best interests of Masimo and its stockholders. 242. The Politan Directors breached this fiduciary duty by repeatedly putting Politan and their interests ahead of those of Masimo. Specifically, Koffey and Brennan took repeated steps to try to ensure that Politan would win this second proxy fight while sacrificing Masimo’s interest and shareholder value. 243. Among other self-interested actions, the following constitute breaches of their fiduciary duty of loyalty: Koffey effected his self-interested scheme to conspire with counsel from Wolf Haldenstein to aid the plaintiff in the Derivative Action in order to better position himself in his second proxy fight. These actions raised the risk that confidential information could be used against Masimo in the Securities Class Action and harmed Masimo’s and stockholders’ interests; Koffey puts his own interests above those of Masimo when he sabotaged the very spin-off deal he proposed for Masimo’s Consumer Products Business; Koffey interfered with the potentially value-maximizing Potential Joint Venture by refusing to consider or support the Potential Joint Venture until after the annual meeting, presumably to prevent Masimo from negotiating a favorable deal that might harm the Politan election changes; and Koffey and Brennan consciously disregarded their responsibility to fulfill their duties as a director, including by abstaining from critical Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 68 of 74 Page ID #:68

ATTOR NEY S AT LA W ORANGE COUN TY 66 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 votes and refusing, without basis, to sign Masimo financial statements, among other things. 244. Plaintiff has no adequate remedy at law. XI. COUNT THREE (Breach of Fiduciary Duty of Care) (Against Quentin Koffey and Michelle Brennan) 245. Plaintiff repeats and realleges the above allegations as if fully set forth herein. 246. As directors of Masimo, Koffey and Brennan each have a fiduciary duty of care, which requires directors to perform their functions in good faith and in a manner that they reasonably believe to be in the best interests of the corporation. 247. The Politan Directors breached this fiduciary duty by repeatedly putting Politan and their interests ahead of those of Masimo. Specifically, Koffey and Brennan took repeated steps to try to ensure that Politan would win this second proxy fight while sacrificing Masimo’s interest and shareholder value. 248. Among other self-interested actions, the following constitute breaches of their fiduciary duty of care: Koffey effected his self-interested scheme to conspire with counsel from Wolf Haldenstein to aid the plaintiff in the Derivative Action in order to better position himself in his second proxy fight. These actions raised the risk that confidential information could be used against Masimo in the Securities Class Action and harmed Masimo’s and stockholders’ interests; Koffey puts his own interests above those of Masimo when he sabotaged the very spin-off deal he proposed for Masimo’s Consumer Products Business; Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 69 of 74 Page ID #:69

ATTOR NEY S AT LA W ORANGE COUN TY 67 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Koffey interfered with the potentially value-maximizing Potential Joint Venture by refusing to consider or support the Potential Joint Venture until after the annual meeting, presumably to prevent Masimo from negotiating a favorable deal that might harm the Politan election changes; and Koffey and Brennan consciously disregarded their responsibility to fulfill their duties as a director, including by abstaining from critical votes and refusing, without basis, to sign Masimo financial statements, among other things. 249. Plaintiff has no adequate remedy at law. XII. COUNT FOUR (Breach of Contract – Breach of Company Bylaws – Deficient Notice for Failure to Furnish Information Required by Exchange Act Section 14(a)) (Against Politan Funds) 250. Plaintiff repeats and realleges the above allegations as if fully set forth herein. 251. The Bylaws constitute a valid and enforceable contract between the Company and its stockholders. 252. The requirements contained in the Bylaws are unambiguous and valid under Delaware law. 253. According to the Bylaws, “[n]ominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders … by any stockholder of record of the Corporation (the “Record Stockholder”) at the time of the giving of the notice provided for in Section 1(3) of this Article I who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 1.” Bylaws Art. I, § 1(2). Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 70 of 74 Page ID #:70

ATTOR NEY S AT LA W ORANGE COUN TY 68 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 254. According to Section (1)(3) of Article I, “[f]or nominations or business to be properly brought before an annual meeting by a Record Stockholder pursuant to clause (c) of Section 1(2) of this Article I, (a) the Record Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation … and (c) the Record Stockholder and the beneficial owner, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement (as defined in clause (c)(iv) of Section 1(4) of this Article I) required by these Bylaws.” Bylaws Art. I, § 1(3). 255. According to Section 1(4)(a) of this Article I, “[s]uch Record Stockholder’s notice shall set forth: (a) if such notice pertains to the nomination of directors, as to each person whom the Record Stockholder proposes to nominate for election or reelection as a director, all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Exchange Act, and such person’s written consent to serve as a director if elected…” Bylaws Art. I, § 1(4)(a). 256. Under the Bylaws, “[t]he chairman of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defectively proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.” Bylaws Art. I, § 1(4)(c)(v). 257. The Nomination Notice omits to disclose material facts in violation of Section 14(a) of the Exchange Act and SEC Rule 14a-9: namely, that Koffey, Politan’s managing Partner and Chief Investment Officer, has been secretly collaborating with certain plaintiffs’ lawyers in litigation against Masimo’s Board, Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 71 of 74 Page ID #:71

ATTOR NEY S AT LA W ORANGE COUN TY 69 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 jeopardizing Masimo’s position in related litigation in a blatant breach of his duty of loyalty and other fiduciary obligations to Masimo stockholders. 258. By violating Section 14(a) of the Exchange Act as alleged in herein, the Nomination Notice does not comply with and violates Masimo’s Bylaws. 259. Given the violation of the Bylaws, the Chairman has the authority under the Bylaws to declare that such “nomination shall not be presented for stockholder action at the meeting and shall be disregarded.” Bylaws Art. I, § 1(4)(c)(v). 260. Because the Nomination Notice is invalid, Masimo and its stockholders are threatened with irreparable harm. There is no adequate remedy at law for such irreparable harm. XIII. PRAYER FOR RELIEF WHEREFORE, Plaintiff respectfully requests that the Court enter judgment against Defendants as follows: a. Declaring that the Politan Proxy Materials on Schedule 14A and all amendments thereto violate Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, including Rules 14a-9, 14a-12 and 14a-101, and that they therefore are void; b. Declaring that the Nomination Notice does not comply with Masimo’s Bylaws; c. Enjoining Defendants from voting any proxies received by means of the misleading Politan Proxy Materials; d. Issuing an injunction invalidating any proxies Defendants or other persons acting in concert with them obtained pursuant to the misleading Politan Proxy Materials; e. Issuing an injunction requiring Defendants to correct their material misstatements and omissions, and to furnish accurate disclosures required by law, before Masimo’s 2024 Annual Meeting; Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 72 of 74 Page ID #:72

ATTOR NEY S AT LA W ORANGE COUN TY 70 VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 f. Awarding Plaintiff costs and fees in this action, including reasonable expert and attorneys’ fees; and g. Granting such other relief as this Court may deem just and proper. XIV. JURY DEMAND Pursuant to Rule 38 of the Federal Rules of Civil Procedure and Civil Local Rule 38-1, Plaintiff hereby demands a trial by jury. Dated: July 15, 2024 Respectfully submitted, LATHAM & WATKINS LLP By /s/Michele D. Johnson Michele D. Johnson Colleen C. Smith Attorneys for Plaintiff Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 73 of 74 Page ID #:73

1 2 3 VERIFICATION I, Joe Kiani, declare: I am the founder, Chairman, and CEO ofMasimo Corporation. I have read 4 and reviewed the Complaint for Violations of the Federal Securities Laws, 5 Breaches of Fiduciary Duty, and Breach of Contract and authorized its filing. 6 Based upon my and Masimo's counsel's investigation, the contents of the 7 Complaint are true to the best of my knowledge, information, and belief. 8 I declare under penalty of perjury that the foregoing is true and correct. 1 � Executed on July 15, 2024 in California. _L---==----=�====,,, =========---==== Joe Kiani 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 LATHAM .. WATK I NSLlP ATTORNEYS AT LAW ORAHGE Cout�TV VERIFIED COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS 71 Case 8:24-cv-01568 Document 1 Filed 07/15/24 Page 74 of 74 Page ID #:74

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Politan and the other Participants (as defined below) have filed a definitive proxy statement and accompanying WHITE universal proxy card or voting instruction form with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the 2024 annual stockholders meeting (the “2024 Annual Meeting”) of Masimo Corporation, a Delaware corporation (“Masimo”). Shortly after filing its definitive proxy statement with the SEC, Politan furnished the definitive proxy statement and accompanying WHITE universal proxy card or voting instruction form to some or all of the stockholders entitled to vote at the 2024 Annual Meeting.

The participants in the proxy solicitation are Politan, Politan Capital Management GP LLC (“Politan Management”), Politan Capital Partners GP LLC (“Politan GP”), Politan Capital NY LLC (the “Record Stockholder”), Politan Intermediate Ltd., Politan Capital Partners Master Fund LP (“Politan Master Fund”), Politan Capital Partners LP (“Politan LP”), Politan Capital Offshore Partners LP (“Politan Offshore” and, collectively with Politan Master Fund and Politan LP, the “Politan Funds”), Quentin Koffey, Matthew Hall, Aaron Kapito (all of the foregoing persons, collectively, the “Politan Parties”), William Jellison and Darlene Solomon (such individuals, collectively with the Politan Parties, the “Participants”).

As of the date hereof, the Politan Parties in this solicitation collectively own an aggregate of 4,713,518 shares (the “Politan Group Shares”) of common stock, par value $0.001 per share, of Masimo (the “Common Stock”). Mr. Koffey may be deemed to own an aggregate of 4,714,746 shares of Common Stock (the “Koffey Shares”), which consists of 1,228 restricted stock units that vested on June 26, 2024 as well as the Politan Group Shares. Politan, as the investment adviser to the Politan Funds, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Politan Group Shares, and, therefore, Politan may be deemed to be the beneficial owner of all of the Politan Group Shares. The Record Stockholder is the direct and record owner of 1,000 shares of Common Stock that comprise part of the Politan Group Shares. Both the Politan Group Shares and the Koffey Shares represent approximately 8.9% of the outstanding shares of Common Stock based on 53,182,247 shares of Common Stock outstanding as of June 13, 2024, as reported in Masimo’s definitive proxy statement filed on June 17, 2024. As the general partner of Politan, Politan Management may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) all of the Politan Group Shares and, therefore, Politan Management may be deemed to be the beneficial owner of all of the Politan Group Shares. As the general partner of the Politan Funds, Politan GP may be deemed to have the shared power to vote or to direct the vote of (and the shared power to dispose or direct the disposition of) all of the Politan Group Shares, and therefore Politan GP may be deemed to be the beneficial owner of all of the Politan Group Shares. Mr. Koffey, including by virtue of his position as the Managing Partner and Chief Investment Officer of Politan and as the Managing Member of Politan Management and Politan GP, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) all of the Koffey Shares.

IMPORTANT INFORMATION AND WHERE TO FIND IT

POLITAN STRONGLY ADVISES ALL STOCKHOLDERS OF MASIMO TO READ ITS DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT AND OTHER PROXY MATERIALS FILED BY POLITAN WITH THE SEC AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS ARE ALSO AVAILABLE ON THE SEC WEBSITE, FREE OF CHARGE, OR BY DIRECTING A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005. STOCKHOLDERS CAN CALL TOLL-FREE: (888) 628-8208.

Investor Contact

D.F. King & Co., Inc.

Edward McCarthy / Gordon Algernon / Dan Decea

MASI@dfking.com

Media Contacts

Dan Zacchei / Joe Germani

Longacre Square Partners

dzacchei@longacresquare.com / jgermani@longacresquare.com